10.1

Execution Copy

COLLABORATION AND LICENSE AGREEMENT

By and Between

IMMUNOGEN, INC.

and

AVENTIS PHARMACEUTICALS INC.

Portions of this Exhibit have been omitted and filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

TABLE OF CONTENTS

ARTICLE 1	DEFINITIONS

ARTICLE 2	RESEARCH PROGRAM

2.1	General

2.2	Burdened Technology

2.3	Joint Research Committee

2.4	Joint Research Project Teams

2.5	Conduct of the Research Program

2.6	Annual Research Plan

2.7	Materials

2.8	Targets

2.9	Research Program Records

2.10	Disclosure of Research Program Results

2.11	Material Transfer

2.12	Liability

2.13	Use of Approved Subcontractors

ARTICLE 3	PRECLINICAL AND CLINICAL DEVELOPMENT PROGRAM

3.1	Selection of Lead Antibodies

3.2	Designation of an EDC Antibody

3.3	Development of an EDC Antibody into a Collaboration Product

3.4	Inclusion of Rights

3.5	Joint Development Committee

3.6	Development Activities

3.7	Dropped Products

3.8	Right of *****; Royalty to Aventis

3.9	Use Of Approved Subcontractors

ARTICLE 4	MANUFACTURE AND SUPPLY

4.1	Supply of Preclinical Materials, Clinical Materials and Product

4.2	Manufacturing and Supply Agreement

4.3	Purchase of Dedicated Equipment

4.4	Use of Approved Subcontractors

i

ARTICLE 5	REGULATORY MATTERS

5.1	Ownership

5.2	Regulatory Coordination

5.3	Review of Correspondence for Products

5.4	Notice of Adverse Events

ARTICLE 6	COMMERCIALIZATION PROGRAM

6.1	Objectives for Commercialization of Products

6.2	ImmunoGen Option to Co-Promote Products

6.3	Decision Making; Meetings

6.4	Duties

6.5	Notice of Number of ImmunoGen Sales Reps

6.6	Reimbursement

6.7	Sales Rep Performance

6.8	Booking Sales

6.9	Promotional Materials

6.10	Information Exchange

6.11	Public Statements Regarding Products

6.12	Compliance with Laws

6.13	Use of Subcontractors

6.14	Training Program

6.15	Labeling

ARTICLE 7	LICENSES AND EXCLUSIVITY

7.1	ImmunoGen Grants

7.2	Aventis Grants

7.3	Technology Transfer

7.4	Retained Rights

7.5	Exclusivity

7.6	Section 365(n) of the Bankruptcy Code

ARTICLE 8	FINANCIAL PROVISIONS

8.1	Upfront Research Payment

8.2	Payments

8.3	Determination That Payments Are Due

8.4	Royalties

ARTICLE 9	ROYALTY PAYMENTS; REPORTING; BOOKS AND RECORDS

9.1	Reports and Payments

ARTICLE 10	INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

10.1	Aventis Intellectual Property Rights

10.2	ImmunoGen Intellectual Property Rights

10.3	Program Intellectual Property Rights

10.4	Prosecution and Maintenance of Patent Rights

10.5	Cooperation

10.6	Third Party Infringement

10.7	Other Intellectual Property Infringement

10.8	Marks for Products

ARTICLE 11	CONFIDENTIALITY; NON-SOLICITATION

11.1	Confidential Information

11.2	Exception for Disclosure of Tax Treatment

11.3	Employee and Advisor Obligations

11.4	Term

11.5	Publications

11.6	Prohibition on Solicitation

ARTICLE 12	TERM AND TERMINATION

12.1	Term

12.2	Material Breach; Termination

12.3	Certain Rights Upon Scheduled Expiration of the Research Program Term

12.4	Residual Rights; Survival

ARTICLE 13	JOINT STEERING COMMITTEE

13.1	Joint Steering Committee

13.2	Chairperson of the Joint Steering Committee

ARTICLE 14	REPRESENTATIONS, WARRANTIES AND COVENANTS

14.1	Representation of Authority; Consents

14.2	No Conflict

14.3	Knowledge of Pending or Threatened Litigation

14.4	Disclosure of Certain Agreements

14.5	Disclaimer of Warranty

14.6	Additional ImmunoGen Representations, Warranties and Covenants

ARTICLE 15	MISCELLANEOUS PROVISIONS

15.1	Indemnification

15.2	Insurance

15.3	Governing Law

15.4	Assignment

15.5	Amendments

15.6	Change of Control of ImmunoGen

15.7	Notices

15.8	Force Majeure

15.9	Compliance with Export Regulations

15.10	Public Announcements

15.11	Independent Contractors

15.12	No Strict Construction

15.13	Headings

15.14	No Implied Waivers; Rights Cumulative

15.15	Severability

15.16	Execution in Counterparts

15.17	No Third Party Beneficiaries

15.18	No Consequential Damages

COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement dated as of July 30, 2003 (the “Effective Date”) is by and between ImmunoGen, Inc., a Massachusetts corporation with a principal office at 128 Sidney Street, Cambridge, Massachusetts 02139 (“ImmunoGen”), and Aventis Pharmaceuticals Inc., a Delaware corporation with a principal office at 200 Crossing Boulevard, Bridgewater, New Jersey 08807 (“Aventis”).

INTRODUCTION

WHEREAS, Aventis is in the business of discovering, developing and commercializing pharmaceutical products;

WHEREAS, ImmunoGen is in the business of discovering and developing antibody-based therapeutics;

WHEREAS, Aventis desires to access ImmunoGen’s scientific and development expertise in the areas of antibody target validation, antibody generation and humanization, effector molecule generation and development, conjugation and linker technology, and process development expertise for antibody-drug conjugates; and

WHEREAS, ImmunoGen and Aventis are interested in collaborating in the identification and validation of targets for use in the discovery of antibodies and antibody-drug conjugates in the Collaborative Focus Area and in the development and commercialization of such antibodies and antibody-drug conjugates.

NOW, THEREFORE, ImmunoGen and Aventis agree as follows:

ARTICLE 1

DEFINITIONS

When used in this Agreement, each of the following terms shall have the meanings set forth in this Article 1:

1.1          “Active” or “Activity”, with respect to an Antibody or TAP Antibody, means that such Antibody or TAP Antibody has the ***** to an Antibody Target as determined by the Joint Research Committee on an Antibody Target-by-Antibody Target basis.

1.2          “Adverse Event” means any untoward medical occurrence in a human patient or subject who is administered a product, whether or not considered related to the product, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease associated with the use of such product.

1.3          “Affiliate” means any corporation, company, partnership, joint venture, firm and/or other entity that controls, is controlled by, or is under common control with a Party to this Agreement.  For purposes of this Section 1.3, “control” shall be presumed to exist if one of the following conditions is met: (a) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of more than fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities or status as the general partner in the case of any partnership.  The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be fifty percent (50%) or less, and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such owner has the power to direct the management and policies of such entity.

1.4          “Annual Research Plan” means the plan and budget to be developed by the Joint Research Committee for ***** each Contract Year, to be updated as necessary during each Contract Year, setting forth, among other things, a master plan for the Research Program during the Research Program Term and the matters described in Section 2.6 below.  Exhibit A sets forth the Annual Research Plan for the Contract Year 1.

1.5          “Antibody” means a polyclonal or monoclonal antibody, whether multiple or single chain, recombinant or naturally occurring, whole or fragment, and any variants, derivatives or constructs thereof, including but not limited to, antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, diabodies and polypeptides (including any humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide.  When used alone, the term “Antibody” does not include TAP Antibodies.

1.6          “Antibody Progression Manual” means the manual prepared by Aventis and ImmunoGen that sets forth selection criteria to be used by the Joint Research Committee in its Development decisions with respect to any Antibody or TAP Antibody, as amended from time to time by the Joint Research Committee.

1.7          “Antibody Target” means, subject to the limitations set forth in Section 2.8.2(b), ***** that (a) either Party ***** has ***** in ***** or ***** or ***** that may be useful in the ***** and (b) has been ***** by such ***** to the ***** for ***** in the *****.

1.8          “Approved Subcontractors” means (a) any Third Party with which ImmunoGen has entered into a subcontract agreement for the supply or manufacture of components or materials as of the Effective Date, but only with respect to such subcontract agreement, and (b) any Third Party approved by the Joint Research Committee or the Joint Development Committee, as appropriate, as a subcontractor for the performance of a Party’s obligations hereunder, but only with respect to the performance of the obligations for which such approval was granted.  Schedule 1.8 to this Agreement sets forth all Approved Subcontractors of ImmunoGen as of the Effective Date.

1.9          “Aventis Intellectual Property” means the Aventis Technology, Aventis Patent Rights, any other intellectual property rights Controlled by Aventis covering the Aventis Materials, Aventis Technology Improvements, and all Patent Rights Controlled by Aventis Covering any Aventis Technology Improvements.

1.10        “Aventis Materials” means any material, including without limitation, biological materials or chemical compounds such as tissue samples, molecules, reagents and screens, Antibody Targets, Antibodies, Effector Molecules and Linkers, which are (a) Controlled by Aventis and (b) provided by Aventis, and accepted by the Joint Research Committee, for use in the Research Program in accordance with Section 2.2.2 of this Agreement.

1.11        “Aventis Patent Rights” means all Patent Rights that are Controlled by Aventis that Cover any Aventis Technology or Aventis Materials.

1.12        “Aventis Technology” means any Technology that is used by Aventis, or provided by Aventis for use, in the Research Program and that is (a) Controlled by Aventis as of the Effective Date or (b) developed or conceived by employees of, or consultants to, Aventis on or after the Effective Date in the conduct of activities outside of the Research Program.  For purposes of clarity, Aventis Technology shall not include Aventis Technology Improvements or Aventis Materials.

1.13        “Aventis Technology Improvements” means any Technology which (a) is developed or conceived by employees of, or consultants to, either Party or jointly by both Parties under this Agreement and (b) is Covered by the Aventis Patent Rights.

1.14        “BLA” means (a) (i) a Biologics License Application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA, or any successor application or procedure, and (ii) any foreign counterpart of a U.S. Biologics License Application, and (b) all supplements and amendments, including supplemental Biologics License Applications (and any foreign counterparts), that may be filed with respect to the foregoing.

1.15        “Business Day” means a day on which banking institutions in New York are open for business.

1.16        “Calendar Quarter” means, with respect to the first such Calendar Quarter, the period beginning on the Effective Date and ending on the last day of the calendar quarter within which such Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31; except that the last Calendar Quarter shall end upon the expiration or termination of this Agreement.

1.17        “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.18        “Change of Control” means (a) a merger or consolidation of ImmunoGen and any Third Party which results in the voting securities of ImmunoGen outstanding immediately prior thereto ceasing to represent more than fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, or (b) any Third Party, together with its affiliates, becoming the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of ImmunoGen, or (c) the sale or other transfer to a Third Party of all or substantially all of ImmunoGen’s assets which relate to this Agreement.

1.19        “Clinical Materials” means any materials, including without limitation, any Effector Molecules, Linkers or Program Antibodies, used in connection with the Development or Commercialization of a Product.

1.20        “Collaboration Product” means any product, other than a Licensed Product, containing an EDC Antibody.

1.21        “Collaborative Focus Area” means the use of Antibodies and TAP Antibodies in the prevention, control and/or treatment in humans of precancerous and/or cancerous conditions.

1.22        “Combination Product” means any Product or ***** that contains, in addition to an Antibody or TAP Antibody, one or more other ingredients that (a) are not covered by ImmunoGen Intellectual Property or Program Intellectual Property, and (b) have independent biologic or chemical activity as a therapeutic, prophylactic or diagnostic agent when present alone.

1.23        “Commercialization” or “Commercialize” means any and all activities directed to pre-launch and launch of products, marketing, promoting, distributing, offering for sale and selling a product, importing a product for sale, conducting Phase III Studies (other than in connection with Development activities) and Phase IV Studies, and manufacturing for commercial sale (except for scale-up activities, which shall be Development activities).  When used as a verb, “Commercialize” means to engage in Commercialization.

1.24        “Commercially Reasonable Efforts” means (a) with respect to Aventis, the efforts and resources typically used by pharmaceutical companies similar in size to Aventis, including Aventis, to perform the obligation at issue, and (b) with respect to ImmunoGen, the efforts and resources typically used by biotechnology companies similar in size to ImmunoGen, including ImmunoGen, to perform the obligation at issue; in each case with respect to a product or potential product of similar nature at a similar stage in its development or product life and of similar market potential, in view of conditions prevailing at the time, and evaluated taking into account all relevant factors, including without limitation, the mechanism of action, efficacy, safety, the anticipated regulatory authority approved labeling, the competitiveness of alternative products that are in the marketplace or under development, the patent and other proprietary position of the product, the likelihood of Regulatory Approval, the profitability of the product and other technical, scientific, legal, medical, marketing and competitive factors.

1.25        “Confidential Information” means all proprietary materials, know-how or other information (whether or not patentable) regarding a Party’s technology, products, business information or objectives, which is designated as confidential in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such material, know-how or other information is disclosed by the disclosing Party to the other Party.  Notwithstanding the foregoing to the contrary, materials, know-how or other information which is orally, electronically or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information of a Party (a) if the disclosing Party, within thirty (30) days after such disclosure, delivers to the other Party a written document or documents describing the materials, know-how or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made, or (b) such information is of the type that is customarily considered to be confidential information by persons engaged in activities that are substantially similar to the activities being engaged in by the Parties.  Notwithstanding the foregoing, (w) any technical or financial information of a Party disclosed at a meeting of the Joint Research Committee, the Joint Development Committee, any U.S. Commercialization Team or the Joint Steering Committee (or any subcommittees or project teams of the foregoing) or disclosed through an audit report shall constitute Confidential Information of such Party, (x) the terms of this Agreement to the extent not disclosed in a public filing, shall constitute Confidential Information of each Party unless otherwise specified, (y) all know-how and trade secrets disclosed by ImmunoGen to Aventis in connection with the license set forth in Section 7.3 of this Agreement shall constitute Confidential Information of ImmunoGen, and (z) all know-how and trade secrets disclosed by Aventis to ImmunoGen in connection with the license set forth in Section 7.2.4 of this Agreement shall constitute Confidential Information of Aventis.

1.26        “Contract Year” means the period beginning on September 1, 2003 and ending on August 31, 2004 (“Contract Year 1”) and each succeeding twelve (12) month period thereafter during the Research Program Term (referred to as “Contract Year 2”, “Contract Year 3”, etc.) unless the Research Program Term is terminated or extended, in which case the final Contract Year shall end as of the last date of the Research Program Term, as terminated or extended.

1.27        “Control” or “Controlled” means with respect to any (a) material, document, item of information, method, data or other know-how or (b) intellectual property right, the possession (whether by ownership or license, other than by a license granted pursuant to this Agreement) by a Party or its Affiliates of the ability to grant to the other Party access and/or a license or sublicense as provided herein under such item or right without violating the terms of any agreement or other arrangement with any Third Party existing before or after the Effective Date.

1.28        “Cost” means, with respect to any Product, Preclinical Materials or Clinical Materials manufactured by Immunogen, ***** (including the ***** associated with ***** and *****) of ***** and ***** such Product, Preclinical or Clinical Materials, including the sum of the following components: (i) *****, including (1) ***** used in ***** and ***** such ***** and (2) with respect to any *****, ***** or ***** by ***** from a ***** and ***** to Aventis without *****, the ***** by ***** to such ***** for the same; (ii) ***** to the ***** of ***** under the foregoing clause (i) (1), including ***** and ***** and ***** and *****, ***** and ***** of the ***** and ***** and ***** which are ***** to ***** based on ***** or *****, or another ***** and are subject to the ***** as determined ***** to *****; (iii) any other ***** borne by ***** for the *****, *****, *****, *****, ***** and/or ***** of such *****, ***** or *****; and (iv) ***** and *****, including *****, *****, *****, ***** and *****, which are ***** to ***** based on ***** or ***** or another *****. ***** under the foregoing clause (ii) and ***** and ***** under the foregoing clause (iv) are allocable to each *****, ***** and/or ***** produced based upon ***** at ***** and are ***** to the ***** as ***** to *****.  Notwithstanding the foregoing, ***** shall not ***** the ***** of ***** any ***** by ***** pursuant to ***** of this Agreement.

1.29        “Covering”, “Cover”, or “Covered” means, with respect to a Patent Right, that, but for a license granted to a party under a Valid Claim included in such Patent Right, the practice by such party of an invention claimed in such Patent Right would infringe such Valid Claim.

1.30        “Dedicated Equipment” means any equipment, instrument or machinery used by ImmunoGen exclusively in the manufacturing of Product, Preclinical Materials or Clinical Materials.

1.31        “Detail” means a face-to-face sales call made to an individual medical professional with prescribing authority or a small group of such professionals during which a Co-Promoted Product is discussed with such professional(s).

1.32        “Development” or “Develop” means, with respect to an EDC Antibody, all preclinical and clinical drug development activities undertaken to obtain Regulatory Approval of such EDC Antibody in accordance with this Agreement after the Effective Date and up to the obtaining of Regulatory Approval of such EDC Antibody.  These activities shall include among other things: test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development and performance with respect to clinical materials, statistical analysis and report writing, clinical studies and regulatory affairs, product approval and registration (including pricing approvals).  When used as a verb, “Develop” means to engage in Development.  Development shall include a Phase III Study conducted in conjunction with Development activities.

1.33        “Drug Approval Application” means any application for Regulatory Approval (including pricing and reimbursement approvals) required prior to any commercial sale or use of a Product in any country or jurisdiction in the Territory, including, without limitation, (a) any NDA filed with the FDA within the United States, and (b) any equivalent application, including any MAA, filed with any Foreign Regulatory Authority.

1.34        “Early Development Candidate Status” or “EDC Status” means the status that may be assigned by the Joint Research Committee to a Lead Antibody when the results of Pre-EDC Research Evaluation Activities ***** of *****.

1.35        “EDC Antibody” means a Lead Antibody that has achieved EDC Status in the Research Program, as determined in accordance with Section 3.2.

1.36        “Effective Date” means the date set forth in the first paragraph of this Agreement.

1.37        “Effector Molecule” means any small molecule cytotoxic or anticancer chemical entity that may be conjugated to an Antibody to create a TAP (Tumor Activated Prodrug).

1.38        “European Union” means *****, *****, *****, *****, *****, *****, *****, *****, *****, the *****, *****, *****, *****, ***** and the *****.

1.39        “Facility” means any one or more of ImmunoGen’s plant facilities as may be designated by ImmunoGen from time to time during the term of this Agreement.

1.40        “FDA” means the United States Food and Drug Administration, or a successor agency thereto.

1.41        “Field” means all human therapeutic, prophylactic and diagnostic uses.

1.42        “First Commercial Sale” means, for a product, on a country-by-country basis, the first shipment of such product to a Third Party by the selling Party, or its Affiliates or sublicensees, in a country in the Territory after Regulatory Approval has been achieved for such product in such country.  Sales for test marketing, sampling and promotional uses, clinical trial purposes or compassionate or similar use shall not be considered to constitute a First Commercial Sale.

1.43        “Foreign Regulatory Authority” means any applicable supranational, national, federal, state or local regulatory agency, department, bureau or other governmental entity of any country or jurisdiction in the Territory (other than the FDA in the United States), having responsibility in such country or jurisdiction for any Regulatory Approvals of any kind in such country or jurisdiction, and any successor agency or authority thereto.

1.44        “FTE” means a full time equivalent person year (consisting of a total of ***** hours per year) of scientific, technical or managerial work on or directly related to the Research Program or the Development or Commercialization of Products.

1.45        “Good Clinical Practices” or “GCP” means the standards, practices and procedures set forth in the guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including related regulatory requirements imposed by the FDA, any successor agency and, as applicable, the equivalent thereof in jurisdictions outside the United States.

1.46        “Good Laboratory Practices” or “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable regulatory standards in jurisdictions outside the United States.

1.47        “Good Manufacturing Practices” or “GMP” means the then-current good manufacturing practices required by the FDA and set forth in the U.S. Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder, for the manufacturing and testing of pharmaceutical materials, and any other laws or regulations applicable to the manufacturing and testing of pharmaceutical materials in jurisdictions outside the United States.

1.48        “ImmunoGen Intellectual Property” means the ImmunoGen Technology, ImmunoGen Patent Rights, any other intellectual property rights Controlled by ImmunoGen covering the ImmunoGen Materials, ImmunoGen Technology Improvements, and all Patent Rights Controlled by ImmunoGen Covering ImmunoGen Technology Improvements.  For purposes of clarity, the term “ImmunoGen Intellectual Property” shall not include Program Intellectual Property.

1.49        “ImmunoGen Materials” means any materials, including without limitation, biological materials or chemical compounds such as tissue samples, molecules, reagents and screens, Antibody Targets, Antibodies, TAP Antibodies, Effector Molecules and Linkers, which are (a) Controlled by ImmunoGen and (b) provided by ImmunoGen, and accepted by the Joint Research Committee, for use in the Research Program in accordance with Section 2.2.2 of this Agreement.

1.50        “ImmunoGen Patent Rights” means the patents and patent applications listed on Schedule 1.50, and any other Patent Rights that are Controlled by ImmunoGen that Cover any ImmunoGen Technology or ImmunoGen Materials.

1.51        “ImmunoGen Researcher” means a professional researcher and scientist who is an employee of ImmunoGen and has at least a ***** in ***** (except, as of the Effective Date, ***** who does not have a ***** in ***** but has been employed by ImmunoGen in a capacity which involves performing the task assigned to such individual for at least ***** (*****) *****) and other academic or professional credentials reasonably demonstrating appropriate expertise for the task to be performed.

1.52        “ImmunoGen Technology” means any Technology that is used by ImmunoGen, or provided by ImmunoGen for use, in the Research Program and that is (a) Controlled by ImmunoGen as of the Effective Date or (b) developed or conceived by employees of, or consultants to, ImmunoGen on or after the Effective Date in the conduct of activities outside of the Research Program.  For purposes of clarity, ImmunoGen Technology shall not include ImmunoGen Technology Improvements or ImmunoGen Materials.

1.53        “ImmunoGen Technology Improvements” means any Technology which (a) is developed or conceived by employees of, or consultants to, either Party or jointly by both Parties, under this Agreement and (b) (i) is Covered by the ImmunoGen Patent Rights or (ii) is a

maytansinoid that is substantially equivalent to a maytansinoid Covered by an ImmunoGen Patent Right listed on Schedule 1.50 or (iii) is a method of manufacture or use with respect to a maytansinoid that is substantially equivalent to a method of manufacture or use, respectively, with respect to a maytansinoid and Covered by an ImmunoGen Patent Right listed on Schedule 1.50.

1.54        “IND” means (a) (i) an Investigational New Drug Application, as defined in the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, that is required to be filed with the FDA before beginning clinical testing of a pharmaceutical product in human subjects, or any successor application or procedure and (ii) any foreign counterpart of a U.S. Investigational New Drug Application, and (b) all supplements and amendments that may be filed with respect to the foregoing.

1.55        “Joint Steering Committee” or “JSC” means a committee comprised of representatives of ImmunoGen and Aventis and established for the purpose of planning and overseeing the activities under this Agreement as contemplated by Article 13.

1.56        “Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

1.57        “Lead Antibody” means a Program Antibody that meets the Lead Selection Criteria as determined by the Joint Research Committee.

1.58        “Lead Selection Criteria” means the criteria set forth in the Antibody Progression Manual that, when met by a Program Antibody, will make such Program Antibody eligible for designation as a Lead Antibody by the Joint Research Committee pursuant to Section 3.1 of this Agreement.

1.59        “Licensed Antibody” means ***** known as *****, as more fully described on Schedule 1.59.

1.60        “Licensed Product” means the first to occur of each of the following:

(a)           a product containing only ***** without any Effector Molecule; or

(b)           a product containing ***** to an ***** in the ***** of *****; it being understood that any product containing ***** alone or conjugated to an Effector Molecule not in the ***** of Effector Molecules shall be considered a *****, not a *****.

1.61        “Licensed TAP Antibody” means ***** known as *****, as more fully described on Schedule 1.61.

1.62        “Limited Target” means, subject to the proviso at the end of this Section 1.62:

(a)           (i) any Target where ImmunoGen has granted a Third Party the exclusive option to obtain an exclusive license to conjugate TAP Antibodies with respect to any Effector Molecule directed thereto (a “Limited Exclusive Option Target”) and (ii) any Limited Exclusive Option Target where such Third Party exercises such option and obtains such license (a “Limited Exclusive Target”),

(b)           (i) any Target where ***** has ***** a ***** the ***** to ***** an ***** to ***** directed thereto with an ***** only from the ***** of ***** (a “Limited Exclusive Maytan Option Target”) and (ii) (A) any ***** where such ***** such ***** and ***** such ***** or (B) any ***** where ***** has a ***** and ***** to ***** directed thereto with an ***** from the ***** of ***** (each, a “Limited Exclusive Maytan Target”),

(c)           (i) any Target where ***** has ***** a ***** the ***** to ***** a ***** to ***** thereto with an ***** from the ***** of ***** (a “Limited Non-Exclusive Maytan Option Target”) and (ii) any ***** where such ***** such ***** and ***** such ***** (a “Limited Non-Exclusive Maytan Target”), and

(d)           any Target where ***** has ***** a ***** the right to ***** whether to ***** an ***** to have such ***** become either a Limited Exclusive Maytan Option Target or Limited Non-Exclusive Maytan Option Target and/or, ***** thereof, a Limited Exclusive Maytan Target or Limited Non-Exclusive Maytan Target, respectively (a “Limited Maytan Evaluation Target”);

provided, however, that (a) any Limited Exclusive Option Target, Limited Exclusive Maytan Option Target or Limited Non-Exclusive Maytan Option Target shall ***** to be a ***** if the ***** does not *****, in ***** with all ***** and *****, the ***** to ***** such ***** into a *****, ***** or *****, respectively, and (b) any Limited Maytan Evaluation Target shall ***** to be a ***** if the ***** does not *****, in ***** with all ***** and other *****, the ***** to ***** such ***** into either (x) a Limited Exclusive Maytan Option Target and/or a Limited Exclusive Maytan Target or (y) a Limited Non-Exclusive Maytan Option Target and/or a Limited Non-Exclusive Maytan Target.  Schedule 1.62 sets forth a list of the categories of Limited Targets and a description of the agreements and the number of Targets related thereto.

1.63        “Linker” means any chemical entity utilized to attach an Effector Molecule to a TAP Antibody.

1.64        “MAA” means an application filed with the relevant Foreign Regulatory Authority seeking Regulatory Approval to market and sell any Product outside the United States for a particular indication.

1.65        “NDA” means a New Drug Application, as defined in the U.S. Federal Food, Drug and Cosmetics Act or BLA submitted to the FDA, or any successor application or procedure required for Regulatory Approval to commence sale of a Product in the United States.

1.66        “Net Sales” means:

(a)           with respect to Aventis, the gross amounts invoiced by any of Aventis or its Affiliates or sublicensees on account of sales of Products or ***** to Third Parties (including without limitation Third Party distributors and wholesalers), less the total of the following amounts absorbed or accrued by Aventis or its Affiliates under generally accepted accounting principles consistently applied:

(i)            trade, cash and/or quantity discounts allowed and taken directly with respect to such sales, or reflected in the invoiced amount;

(ii)           excise, sales and other consumption taxes (including VAT on the sale of Products or ***** and excluding taxes based on income) and custom duties imposed upon and paid directly by Aventis with respect to the Products or *****, to the extent included in the invoice price;

(iii)         freight, insurance and other transportation charges, to the extent included in the invoice price;

(iv)          amounts repaid or credited by reason of returns, rejections, defects or recalls, chargebacks, retroactive price reductions, refunds and billing errors; and

(v)            compulsory payments and rebates directly related to the sale of Products or *****, accrued, paid or deducted, pursuant to agreements (including, but not limited to, managed care agreements) or governmental regulations.

Use of Products or ***** for promotional or sampling purposes and for use in clinical trials contemplated under this Agreement shall not be considered in determining Net Sales.  In the case of any sale of a Product or ***** between or among Aventis and its Affiliates or sublicensees for resale, Net Sales shall be calculated as above only on the first arm’s length sale thereafter to a Third Party.

In the event a Product or ***** is sold as part of a Combination Product, the Net Sales from the Combination Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product (as defined in the standard Net Sales definition above), during the applicable royalty reporting period, by the fraction, A/A+B, where A is the average per unit sale price of active ingredient contained in the Product or *****, when sold separately in finished form in the country in which the Combination Product is sold and B is the average per unit sale price of active ingredient contained in the other product(s) included in the Combination Product when sold separately in finished form in the country in which the Combination Product is sold, in each case during the applicable royalty reporting period or, if sales of the Product or ***** alone did not occur in such period, then in the most recent royalty reporting period in which arms length fair market sales of such Product or ***** occurred.  In the event that such average sale price cannot be determined for the Product or *****, on the one hand, and all other product(s) included in the Combination Product, on the other, Net Sales for the purposes of determining royalty payments shall be mutually agreed upon by the Parties based on the relative value contributed by each component, such agreement to be negotiated in good faith.

(b)           with respect to ImmunoGen, the gross amounts invoiced by any of ImmunoGen or its Affiliates or sublicensees on account of sales of any Dropped Products which are not otherwise subject to a Commercialization Agreement between the Parties to Third Parties (including without limitation Third Party distributors and wholesalers), less the total of the following amounts absorbed or accrued by ImmunoGen or its Affiliates under generally accepted accounting principles consistently applied:

(i)            trade, cash and/or quantity discounts allowed and taken directly with respect to such sales, or reflected in the invoiced amount;

(ii)           excise, sales and other consumption taxes (including VAT on the sale of such Dropped Products and excluding taxes based on income) and custom duties imposed upon and paid directly by ImmunoGen with respect to such Dropped Products, to the extent included in the invoice price;

(iii)         freight, insurance and other transportation charges, to the extent included in the invoice price;

(iv)          amounts repaid or credited by reason of returns, rejections, defects or recalls, chargebacks, retroactive price reductions, refunds and billing errors; and

(v)            compulsory payments and rebates directly related to the sale of such Dropped Products, accrued, paid or deducted, pursuant to agreements (including, but not limited to, managed care agreements) or governmental regulations.

Use of Dropped Products for promotional or sampling purposes and for use in clinical trials contemplated under this Agreement shall not be considered in determining Net Sales.  In the case of any sale of a Dropped Product between or among ImmunoGen and its Affiliates or sublicensees for resale, Net Sales shall be calculated as above only on the first arm’s length sale thereafter to a Third Party.

1.67        “*****” means a ***** (other than a Product or Dropped Product) that contains a ***** or other ***** (other than an ***** or *****) that is ***** by ***** in a ***** in ***** against a ***** (the “*****”).

1.68        “Party” means Aventis or ImmunoGen; “Parties” means Aventis and ImmunoGen.

1.69        “Patent Rights” means all existing patents and patent applications and all patent applications hereafter filed, including any continuations, continuations-in-part, divisions, provisionals or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

1.70        “Phase I Study” means a clinical study in subjects to evaluate the pharmacokinetic and pharmacodynamic properties, maximum tolerated dose, dosing interval, and absorption, distribution, metabolism and excretion (ADME) of a candidate drug.

1.71        “Phase IIB Study” means a controlled dose ranging clinical trial to evaluate further the efficacy and safety of a candidate drug in the targeted patient population and to define the optimal dosing regimen.

1.72        “Phase III Study” means, as to a particular product for a particular indication, a controlled and lawful study in humans of the safety and efficacy of such product for such indication, which is prospectively designed to demonstrate statistically whether such product is safe and effective for use in such indication in a manner sufficient to file a Drug Approval Application to obtain Regulatory Approval to market and sell that product for the indication under investigation in such study.

1.73        “Phase IV Study” means a study initiated in a country after receipt of Regulatory Approval in such country within the approved product labeling.

1.74        “Preclinical Materials” means any materials, including without limitation any Effector Molecules, Linkers, Program Antibodies and Antibody Targets, used for the purpose of conducting preclinical testing of a Product.

1.75        “Pre-EDC Research Evaluation Activities” means any and all of the activities relating to the qualification of a Program Antibody for EDC Status, including, but not limited to, molecular biological or other modification activities and preclinical activities.

1.76        “Products” means, collectively, any and all Licensed Products and Collaboration Products.

1.77        “Program Antibody” means an Antibody or a TAP Antibody that: (a) (i) is in a Party’s or any of its Affiliates’ Control as of the Effective Date, or becomes Controlled by a Party or any of its Affiliates during the Research Program Term but outside of the Research Program, (ii) is Active against a Program Target and (iii) is selected by the Joint Research Committee for Pre-EDC Research Evaluation Activities in the conduct of the Research Program; or (b) is created, made or acquired by a Party or its Affiliate in the course of performing activities under the Research Program and is Active against a Program Target.

1.78        “Program Intellectual Property” means, collectively, Program Patent Rights, Program Materials and Program Technology.  For purposes of clarity, “Program Intellectual Property” shall not include Aventis Technology Improvements or ImmunoGen Technology Improvements.

1.79        “Program Materials” means any material first identified or discovered by either or both Parties in the conduct of the Research Program, including, without limitation, biological materials or chemical compounds such as tissue samples, molecules, reagents and screens, Antibody Targets, Program Antibodies, Effector Molecules and Linkers subject to Burdened Technology Obligations.

1.80        “Program Patent Rights” means the Patent Rights that Cover any Program Technology or Program Materials.

1.81        “Program Target” means any Antibody Target that is ***** by the ***** as a Program Target and for which the Joint Research Committee has committed to initiate activities in the Research Program that relate to ***** or ***** of ***** against such Target.

1.82        “Program Technology” means any Technology, other than ImmunoGen Technology Improvements and Aventis Technology Improvements, that is developed or conceived by employees of, or consultants to, either Party or jointly by both Parties, in the conduct of the Research Program.

1.83        “Regulatory Approval” means any and all approvals (including any applicable governmental price and reimbursement approvals), licenses, registrations, or authorizations of any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity necessary for the manufacture, use, storage, import, transport, promotion, marketing and sale of a product in a country or group of countries.

1.84        “Research Program” means the collaborative research program to be conducted by the Parties in accordance with the Annual Research Plan and any Development activities allocated to ImmunoGen FTEs under this Agreement.

1.85        “ROW” means all the countries in the Territory excluding the United States.

1.86        “Serious Adverse Event” means any Adverse Event occurring at any dose that:

(a)           results in death or threatens life;

(b)           results in persistent or significant disability/incapacity;

(c)           results in or prolongs hospitalization;

(d)           results in a congenital anomaly or birth defect; or

(e)           is otherwise medically significant.

1.87        “TAP Antibody” means an Antibody that is conjugated to an Effector Molecule.

1.88        “Target” means any antigen that can be recognized by an Antibody.

1.89        “*****” means, with respect to a given Program Target, a ***** of ***** which the Joint Research Committee determines in good faith based upon reasonable scientific evidence to so designate, including, in particular, a determination that the ***** is ***** to the given ***** and is reasonably likely to have substantially the ***** as such *****.  The Parties hereby acknowledge and agree that unless the Joint Research Committee has a reasonable scientific basis for determining otherwise: (a) no more than ***** (*****) ***** may be included as part of a *****; and (b) a ***** shall not include all or substantially all of the ***** known to be ***** with a *****.

1.90        “Technology” means and includes all inventions, discoveries, improvements, trade secrets and proprietary methods and materials, whether or not patentable, relating to the Field, including but not limited to (a) samples of, methods of production or use of, and structural and functional information pertaining to, chemical compounds, proteins or other biological substances and (b) data, formulations, techniques and know-how (including any negative results).

1.91        “Territory” means the entire world.

1.92        “Third Party” means any person or entity other than a Party or any of its Affiliates.

1.93        “Valid Claim” means a claim (a) of any issued, unexpired patent which has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (b) of any patent application which shall not have been pending on or after the ***** (*****th) anniversary of the date of issuance of a first Patent Office communication during examination of the first application related thereto, and shall not have been earlier cancelled, withdrawn or abandoned, and, on a country-by-country basis, which is enforceable on the operative date of inquiry by virtue of applicable Law in such country.

1.94        Additional Definitions.  Each of the following definitions is set forth in the Section of this Agreement indicated below:

Definition	Section

Aventis Indemnified Parties	15.1.2
Aventis Reply	3.8.2
Breaching Party	12.2.1
Burdened Technology	2.2.1
Burdened Technology Obligations	2.2.1
Collaboration Product Royalties	8.4.2
Commercialization Agreement	3.8.1
Comparable Product	2.9.1

Confidential Information	2.9.1
Co-Promoted Product	6.2
Dropped Product	3.7.1
Dropped Target	2.8.4
Event	8.2
ImmunoGen Indemnified Parties	15.1.1
ImmunoGen Notice	3.8.1
ImmunoGen Sales Reps	6.5
Joint Development Committee	3.5.1
Joint Research Committee	2.3.1
Joint Research Project Team	2.3.1
Lead Data Package	3.1.1
Licensed Product Royalties	8.4.1
Limitations	2.8.2
Limited Exclusive Maytan Option Target	1.62(b)
Limited Exclusive Maytan Target	1.62(b)
Limited Exclusive Option Target	1.62(a)
Limited Exclusive Target	1.62(a)
Limited Maytan Evaluation Target	1.62(d)
Limited Non-Exclusive Maytan Option Target	1.62(c)
Limited Non-Exclusive Maytan Target	1.62(c)
Limited Target	2.8.2
Limited Target Notice	2.8.2
Marks	10.8.1
naked Antibodies	2.8.2(b)(ii)
*****	3.8.2
Non-Antibody Target	1.67
*****	4.1.2
Patent Prosecution	10.4.1
*****	7.5.2
Research Program Term	2.1.2
Royalties	8.4.2
U.S. Commercialization Team	6.2
U.S. Marketing Plan	6.4(b)
Withholding Taxes	9.1.2

ARTICLE 2
RESEARCH PROGRAM

2.1          General.

2.1.1       Objective.

(a)           The Parties shall collaborate in carrying out the Research Program as set forth in the then-current Annual Research Plan, with the global objectives, consistent with the resources allocated to such activities under the Annual Research Plan, of: (i) utilizing ImmunoGen Technology, ImmunoGen Materials and ImmunoGen Technology Improvements within the Collaborative Focus Area, including Target validation, Antibody generation and humanization, Effector Molecule generation and development, and process development expertise for TAP Antibodies and Linkers; (ii) identifying Targets for designation as Antibody Targets and evaluating Antibody Targets for designation as Program Targets suitable for discovery and development of Antibodies and TAP Antibodies Active against such Program Targets; (iii) ***** with respect to TAP Antibodies and Linker conjugation; (iv) *****, prior to the end of *****, ***** (*****) ***** ready to enter *****; (v) *****, prior to the end of *****, ***** (*****) or ***** (*****) ***** ready to enter ***** (including ***** of all ***** with respect thereto), and between ***** (*****) to ***** (*****) *****, of which at least ***** (*****) contains a ***** arising out of the Research Program, in each case with potential utility in the Collaboration Focus Area; and (vi) providing Aventis with access pursuant to the terms of this Agreement to ImmunoGen’s scientific and development expertise in the areas of antibody target validation, antibody generation and humanization, effector molecule generation and development, conjugation and linker technology, and process development expertise for antibody-drug conjugates.

(b)           It is intended that, to the extent practicable, both Parties will participate in the full range of activities to be conducted in the Research Program, including without limitation, Target identification and validation, generation of Antibodies and TAP Antibodies, resurfacing of Antibodies and Pre-EDC Research Evaluation Activities with respect to Program Antibodies, and chemical synthesis and optimization of Effector Molecules and Linkers, all of the foregoing subject to the Parties’ respective capabilities and capacities to perform such activities and, in each case, in accordance with the Annual Research Plan.

(c)           It is intended that the Research Program will be conducted as a collaborative effort with activities by the Parties carried out at each Party’s respective facilities as may be outlined in the Annual Research Plan.

(d)           It is also understood that, during the Research Program Term, Aventis and, subject to the provisions of Section 7.5, ImmunoGen, will each be conducting broader Target identification and validation and research evaluation of Antibodies, TAP Antibodies, Effector Molecules and Linkers, as well as assay configuration, high throughput screening and evaluation of small molecule and other compounds, in each case which may be directed to the Collaborative Focus Area but which may be conducted outside of the Research Program.

(e)           It is also intended that, during the Research Program Term, the Parties shall collaborate in making available for the Research Program, Antibodies, TAP Antibodies, Targets, Effector Molecules and Linkers, as set forth in the then current Annual Research Plan, with the global objectives of maximizing the quantity and quality of

Collaboration Products consistent with the resources allocated to such activities under the Annual Research Plan.

2.1.2       Term.  The term of the Research Program (the “Research Program Term”) shall commence on the first day of Contract Year 1 and end on the last day of Contract Year 3, unless (a) earlier terminated pursuant to the provisions of Article 12 or (b) extended pursuant to the provisions of this Section 2.1.2; provided, however, that, Aventis shall have the option to extend the Research Program Term for up to two (2) additional twelve (12) month periods upon not less than twelve (12) months’ prior written notice of each such twelve (12) month extension to ImmunoGen.

2.2          Burdened Technology.

2.2.1       General.  The Parties hereby acknowledge that certain ImmunoGen Technology and ImmunoGen Materials, and data and information relating thereto Controlled by ImmunoGen, may be subject to financial and/or other contractual obligations to Third Parties incurred by ImmunoGen as a result of an in-license or similar agreement entered into after the Effective Date (“Burdened Technology”) and that the use of such Burdened Technology in the Research Program and the Development and Commercialization of Products resulting from the Research Program may (i) result in financial or other contractual obligations of ImmunoGen to Third Parties, or (ii) require that certain notices or disclosures be made by ImmunoGen to such Third Party as a result of the use thereof (collectively, the “Burdened Technology Obligations”).  For purposes of clarity, neither the term “Burdened Technology”, nor the term “Burdened Technology Obligations,” shall include Limited Targets.  For clarity, any financial and/or other contractual obligations to Third Parties under agreements entered into by ImmunoGen on or prior to the Effective Date, that would have been “Burdened Technology” if entered into after the Effective Date, shall be the ***** of ImmunoGen.

2.2.2       Review of Technology and Materials.  The Joint Research Committee shall review all ImmunoGen Technology, ImmunoGen Materials, Aventis Technology and Aventis Materials that ImmunoGen and Aventis, respectively, propose to use in the conduct of the Research Program.  To the extent that the Technology or materials so proposed by ImmunoGen are subject to Burdened Technology Obligations or constitute Limited Targets, ImmunoGen shall promptly identify and, subject to any confidentiality obligations it may have to any Third Parties, describe in reasonable detail to the Joint Research Committee the extent and nature of such Burdened Technology Obligations or the fact that such Technology or materials constitute Limited Targets.  Promptly upon receipt of ImmunoGen’s notice, the Joint Research Committee shall determine whether to include such ImmunoGen Technology, ImmunoGen Materials, Aventis Technology or Aventis Materials in the Research Program.  ImmunoGen shall be solely responsible for any Burdened Technology Obligations that are existing as of the date such Technology or materials are first used in the conduct of the Research Program to the extent not identified and described to the Joint Research Committee prior to such use; it being agreed and understood that ImmunoGen’s failure to identify and describe Burdened Technology Obligations shall not be considered a material breach of this Agreement for purposes of

Section 12.2.3 so long as the related Technology and materials remain available for use under this Agreement.

2.2.3       Inclusion of Burdened Technology.  Aventis hereby agrees that, to the extent that the Joint Research Committee determines to include any Burdened Technology in the Research Program, and to the extent that ImmunoGen has identified and described such Burdened Technology Obligation in reasonable detail to the Joint Research Committee, the Parties will ***** the ***** of ***** for the contractual and/or financial obligations to such Third Parties which comprise such Burdened Technology Obligations, as necessary to include such Burdened Technology within the Research Program and/or in the Development or Commercialization of Products, for so long as such Burdened Technology is used in the Research Program or to the extent such obligations are otherwise applicable to the use of such Burdened Technology in the Research Program and/or is used to Develop or Commercialize Products.  Once any ImmunoGen Technology or ImmunoGen Materials, including without limitation any Target, Program Antibody, Effector Molecule or Linker, is recommended by the Joint Research Committee for inclusion in the Research Program, ImmunoGen will not, without the prior written consent of Aventis, enter into any agreement with any Third Party that would result in any such ImmunoGen Technology or ImmunoGen Materials becoming subject to additional Burdened Technology Obligations with respect thereto or would result in any such Target becoming a Limited Target.

2.3          Joint Research Committee.

2.3.1       Formation and Membership.  As soon as practicable after the Effective Date, Aventis and ImmunoGen shall establish a Joint Research Committee (the “Joint Research Committee”) comprised of at least four (4) representatives designated by Aventis and at least four (4) representatives designated by ImmunoGen; provided, that, Aventis and ImmunoGen may designate additional representatives from time to time.  The Joint Research Committee shall include at least one Development representative from each Party.  Each Party shall be responsible for its own expenses incurred in connection with attendance by its personnel at any meeting of the Joint Research Committee.  From time to time during the Research Program Term, the Joint Research Committee may establish one or more teams comprised of representatives of both Parties to implement various aspects of the Annual Research Plan as determined by the Joint Research Committee (each, a “Joint Research Project Team”).  Such Joint Research Project Teams shall be governed in the same manner and subject to the relevant requirements as set forth herein for the Joint Research Committee.

2.3.2       Administrative Matters.  The Joint Research Committee shall appoint two co-chairpersons from among its members, which positions shall be filled by one representative of Aventis and one representative of ImmunoGen.  The co-chairpersons shall be responsible for calling meetings of the Joint Research Committee and for leading the meetings.  A Joint Research Committee member of the Party hosting a meeting of the Joint Research Committee shall serve as secretary of that meeting.  The secretary of the meeting shall prepare and distribute to all members of the Joint Research Committee minutes of the meeting sufficiently in advance of the next meeting to allow adequate review and comment prior to the meeting.  Such minutes shall provide a description in reasonable detail of the discussions had at the meeting and a list of any actions, decisions or determinations approved by the Joint Research Committee.  Minutes of each Joint Research Committee meeting shall be approved or disapproved, and revised as necessary, at the next meeting.  Final minutes of each meeting shall be distributed to the members of the Joint Research Committee by the co-chairpersons.

2.3.3       Decision Making.  Each Party shall have one vote on the Joint Research Committee (and each Joint Research Project Team).  Both Parties must vote in the affirmative to allow the Joint Research Committee (or Joint Research Project Team) to take any action that requires the vote of the Joint Research Committee or a Joint Research Project Team, with respect to any actions delegated to a Joint Research Project Team by the Joint Research Committee.  If a Joint Research Project Team is unable to reach unanimous agreement on any matter, such matter shall be referred to the Joint Research Committee.  If the Joint Research Committee is unable to reach unanimous agreement within ***** (*****) ***** following the date the matter was first put to a vote, then *****.

2.3.4       Meetings.

(a)           The Joint Research Committee shall meet at least four (4) times per Contract Year (except that proportionately fewer meetings shall be held in a Contract Year with fewer than 12 months).  Such meetings shall be held at such times and places as are mutually agreed upon by the members of the Joint Research Committee.

(b)           Each Party shall endeavor to have its representatives attend the meetings of the Joint Research Committee in person.  If a Party’s representative is unable to attend a meeting, such Party may attend such meeting by telephonic or video conference or designate an alternate representative to attend such meeting in person in place of the absent representative.  In addition, each Party may, at its discretion, invite additional employees and, with the consent of the other Party, consultants or scientific advisors, to attend the meetings of the Joint Research Committee.

(c)           Either Party may also convene a special meeting of the Joint Research Committee for the purpose of resolving disputes or for the purpose of reviewing (or making) a decision pertaining to the designation of an Antibody Target as a Program Target, or the designation of an Antibody or TAP Antibody as a Program Antibody, or the selection of an Effector Molecule by providing at least ten (10) Business Days written notice to the other Party.

2.3.5       Responsibilities.  The Joint Research Committee shall be responsible for, among other things:

(a)           overseeing the Research Program;

(b)           providing a forum for consensual decision making;

(c)           reviewing recommendations from and advising the Joint Research Project Teams;

(d)           preparing and approving each Annual Research Plan for each Contract Year after Contract Year 1;

(e)           appointing one or more Joint Research Project Teams, as may be appropriate, to implement the Annual Research Plan;

(f)            monitoring the Parties’ compliance with their respective obligations under the Annual Research Plan, including the accomplishment of key objectives and the devotion of an appropriate number of FTEs to the Research Program;

(g)           reviewing and approving any amendments to the Annual Research Plan and evaluating any substantive departures by either Party from the Annual Research Plan;

(h)           reviewing and approving any amendments to the Antibody Progression Manual, including without limitation the Lead Selection Criteria;

(i)            evaluating any Burdened Technology Obligations and Limited Targets and deciding whether to accept Burdened Technology or Limited Targets into the Research Program;

(j)            accepting a Target for inclusion into the Research Program as an Antibody Target, subject to the limitation set forth in Section 2.8.2(b);

(k)           approving selection of an Antibody Target for designation as a Program Target and identifying any ***** of which such Program Target is a part;

(l)            approving selection of an Antibody or a TAP Antibody for designation as a Program Antibody;

(m)          approving selection of a Program Antibody for designation as a Lead Antibody;

(n)           approving selection of Effector Molecules and directing the chemical optimization and synthesis thereof;

(o)           approving selection of Linkers;

(p)           monitoring reports submitted by the Parties pursuant to the Annual Research Plan;

(q)           reviewing and commenting upon (but not approving) the patent filing strategies of the Parties as provided in Article 10 of this Agreement; and

(r)           approving recommendations to drop Antibody Targets or Program Targets.

2.4          Joint Research Project Teams.

2.4.1       Formation of Joint Research Project Teams.  If the Joint Research Committee determines to establish a Joint Research Project Team, Aventis and ImmunoGen shall each make its initial designation of its representatives not later than ***** (*****) ***** after the formation of such Joint Research Project Team.  Either Party may change its designees to any Joint Research Project Team at any time upon written notice to the other Party.

2.4.2       Responsibilities.  Each Joint Research Project Team shall be responsible for, among other things:

(a)           implementing aspects of the Annual Research Plan assigned to such Joint Research Project Team by the Joint Research Committee;

(b)           recommending to the Joint Research Committee Antibody Targets as Program Targets;

(c)           recommending to the Joint Research Committee Antibodies and TAP Antibodies for designation as Program Antibodies;

(d)           recommending to the Joint Research Committee Program Antibodies for designation as Lead Antibodies;

(e)           recommending to the Joint Research Committee Effector Molecules based upon cytotoxicity, ease of synthesis, patentability and other relevant factors; and

(f)            recommending Linkers to the Joint Research Committee.

2.4.3       Special Meeting.  Either Party may convene a special meeting of the appropriate Joint Research Project Team for the purpose of reviewing (or making) such recommendations as described in Section 2.4.2 by providing ***** (*****) ***** prior written notice to the other Party.

2.5          Conduct of the Research Program.

2.5.1       ImmunoGen shall use Commercially Reasonable Efforts to perform its obligations under the Research Program in accordance with the Annual Research Plan.  As part of such efforts, during the Research Program Term, ImmunoGen shall ***** the ***** and ***** necessary to carry out its obligations under the Annual Research Plan, and shall make available the ***** of ***** in each year of the Research Program Term as set forth in Section 2.5.3.  In furtherance of the foregoing, the Annual Research Plan shall set forth the ***** of ***** and by Calendar Quarter (or partial Calendar Quarter, as the case may be) and shall set a ***** related to the use of Approved Subcontractors by project and by Calendar Quarter (or partial Calendar Quarter, as the case may be).  If, at any time during the Research Program Term, ImmunoGen determines that either the ***** of ***** for a particular Calendar Quarter or the costs related to the use by ImmunoGen of Approved Subcontractors for a particular Calendar Quarter or for the Contract Year is expected to exceed the number or costs set forth in the Annual Research Plan for such Calendar Quarter or for the Contract Year by ***** (*****) or more, ImmunoGen shall convene a special meeting of the Joint Research Committee.  The Joint Research Committee shall then determine whether to ***** the use of such ***** or such additional Approved Subcontractor services or whether to ***** the ***** to be *****, such that such ***** or ***** related to the use by ImmunoGen of Approved Subcontractors are *****.  Such determination of the Joint Research Committee shall be set forth in a revised Annual Research Plan as a revised work plan or budget, as the case may be.  To the extent agreed to by the Joint Research Committee, ***** may be allocated by the Joint Development Committee to Development activities relating to Collaboration Products or Licensed Products.  Subject to ImmunoGen’s right to receive the funding described in Section 2.5.3 below, ImmunoGen shall have the responsibility, at its sole cost and expense, of paying the ***** and ***** of its *****, including any ***** conducting ***** under the Research Program.  Except as otherwise provided herein, Aventis shall have no liability as a result of its ***** hereunder to ***** for any *****, *****, *****, *****, ***** and ***** and ***** and ***** incurred by ***** and ***** with the *****.

2.5.2       During the Research Program Term, Aventis shall use Commercially Reasonable Efforts to perform its obligations under the Research Program in accordance with the Research Plan.

2.5.3       Pursuant to the terms of this Agreement, Aventis will pay to ImmunoGen funds in the amount of ***** in ***** and ***** and***** in ***** and for any ***** for which the Research Program Term is extended.  ImmunoGen shall invoice Aventis for, and Aventis shall fund, a minimum of ***** (*****) ***** in *****, and ***** (*****) ***** in each of ***** and *****.  Subject to Aventis’ right to be reimbursed pursuant to Section 2.5.6 for any excess amounts paid by Aventis, all such payments made pursuant to this Section 2.5.3 shall be non-refundable and non-creditable against any other payments owed by Aventis to ImmunoGen hereunder.  The Parties shall mutually agree on the number of ***** to be used for any extension term, based upon the scope of activities to be performed in the Research Program as so extended; provided, however, that Aventis may determine not to exercise its option to extend the Research Program Term in its sole discretion and for any reason including, without limitation, the failure of the Parties to agree on the number of *****.

2.5.4       Within ***** after the ***** of ***** during the Research Program Term and the ***** following the expiration or termination of the Research Program Term, ***** will provide to ***** a ***** and ***** the ***** of ***** ***** to the Research Program during each ***** in such *****, along with ***** and *****, together with an ***** of the ***** between such ***** and the ***** of ***** for that *****.  Within ***** (*****) days from the date of its ***** of each such *****, ***** will pay to ***** the ***** as *****

for the ***** by the *****.  For purposes of clarity and pursuant to the ***** set forth in Section 2.5.3, but subject to Sections 2.5.6, 12.2.3, 12.2.7 and 15.6 of this Agreement, or except as otherwise permitted under this Agreement, the ***** to be ***** in *****  will be no less than***** ; the ***** to be ***** in ***** will be no less than ***** and the ***** to be ***** in ***** will be no less than *****.

2.5.5       Within ***** (*****) ***** after the end of each ***** during the Research Program Term and the ***** following the expiration or termination of the of the Research Program Term, ImmunoGen will provide to Aventis a report setting forth the names of the Approved Subcontractors actually applied to the Research Program during each month in such Calendar Quarter, together with an accounting of the difference between the budgeted costs and the actual costs for Approved Subcontractors for that Calendar Quarter.  Within ***** (*****) ***** from the end of each Calendar Quarter, ImmunoGen shall provide to Aventis an invoice setting forth the names of such Approved Subcontractors and the costs incurred and invoiced by such Approved Subcontractors during such Calendar Quarter.  Within ***** (*****) ***** from the date of its receipt of each such invoice, Aventis will pay to ImmunoGen any invoice amount due as reimbursement for the work performed by such Approved Subcontractors to the extent such Approved Subcontractors are eligible to be used by ImmunoGen in accordance with Section 2.13 of this Agreement.

2.5.6       During the Research Program Term and for a period of ***** (*****) ***** thereafter, ImmunoGen shall keep and maintain, and shall require its Affiliates and Approved Subcontractors to keep and maintain, accurate and complete laboratory books and other records of activities performed by ***** in performing *****, and by each Approved Subcontractor in performing Approved Subcontractor services, under the Research Program.  In furtherance of the foregoing, ImmunoGen shall keep track of the activities of ***** on a ***** as determined by ***** in a manner mutually agreed to by the Parties; it being agreed and understood that ***** to ***** of ***** shall ***** a ***** of the Research Program.  ImmunoGen shall ***** this ***** with respect to all of its ***** and*****.  Not more than ***** per *****, ***** shall have the right to engage an independent certified public accounting firm of nationally recognized standing and reasonably acceptable to ImmunoGen, which shall have the right to examine in confidence the relevant books, records or other relevant reports, of ImmunoGen and its respective Affiliates and Approved Subcontractors as may be reasonably necessary to determine and/or ***** of the ***** to ***** and the ***** of ***** applied to the ***** of ***** under the Research Program.  For clarity, such examination shall include, without limitation, the right of the certified public accounting firm to examine in confidence reports relating to ***** for all ***** with respect to the Research Program and all of ***** and *****, for the sole purpose of ***** the ***** of the ***** of ***** applied to the ***** of ***** under the Research Program and such accounting firm may not reveal to Aventis any information with respect to ***** and *****.  Such examination shall be conducted, and ImmunoGen shall make its records available, during normal business hours, after at least ***** (*****) ***** prior written notice shall have been provided by Aventis to ImmunoGen, as applicable, and shall take place at the Facility(ies) where such records are maintained.  Each such examination shall be limited to pertinent books, records or reports for any year ending not more than ***** (*****) months prior to the date of request; provided, that, Aventis shall not be permitted to audit the same period of time more than once.  Before permitting such independent accounting firm to have access to such books and records, ImmunoGen may require such independent accounting firm and its personnel involved in such audit, to sign a confidentiality agreement (in form and substance reasonably acceptable to each of the Parties) as to any confidential information which is to be provided to such accounting firm or to which such accounting firm will have access, while conducting the audit under this paragraph.  The accounting firm shall provide both ImmunoGen and Aventis with a written report stating whether the reports submitted by ImmunoGen are correct or incorrect and the specific details concerning any discrepancies.  Such accounting firm may not reveal to Aventis any information learned in the course of such audit other than the amount of any such discrepancies.  Aventis agrees that all such information shall be Confidential Information of ImmunoGen and further agrees to hold in strict confidence all information disclosed to it in accordance with Article 11 of this Agreement, except to the extent necessary for Aventis to enforce its rights under this Agreement or if disclosure is required by law.  If the actual ***** in the ***** of the ***** is ***** than that ***** by ImmunoGen, ImmunoGen shall ***** (but in no event ***** than ***** (*****) ***** after ImmunoGen’s receipt of the independent auditor’s report so correctly concluding) ***** Aventis for any ***** by ***** to ***** pursuant to Section 2.5.3.  Aventis shall bear the full cost of such audit unless such audit ***** the ***** in the ***** of ***** under the ***** to be ***** than that ***** by ***** by ***** (*****) or *****, in which case ImmunoGen shall ***** for all ***** by ***** in connection with such audit.

2.5.7       During the period commencing on the Effective Date and continuing for the longer of the termination or expiration of this Agreement and ***** (*****) ***** from the date of filing of any patent application pursuant to Article 10 covering any Product, each Party shall use Commercially Reasonable Efforts to keep and maintain accurate and complete lab notebooks reflecting the screening and other research and development activities performed by such Party under the Research Program.  Upon ***** (*****) ***** prior written notice from a Party, the other Party shall permit a Third Party patent expert selected by the first Party and reasonably acceptable to the other Party to examine (at the first Party’s sole cost and expense) the relevant lab notebooks of the other Party, as applicable; provided, that, any such Third Party patent expert shall be required to execute and deliver to the other Party an appropriate confidentiality agreement covering the information contained in the lab notebooks to be examined.

2.5.8       Each Party shall have caused or shall cause each participant in the Research Program to execute such Party’s standard non-disclosure and invention assignment agreement.

2.5.9       Each Party shall identify one of its representatives to serve as a program coordinator with responsibility for overseeing that Party’s day-to-day activities relating to the Research Program and to serve as a contact person for coordinating Research Program activities between the Parties.

2.5.10     Each Party shall identify one of its representatives to serve as a program manager with overall responsibility for achievement of the objectives of the Research Program.  Such program manager shall serve as a member of the Joint Research Committee and the Joint Development Committee.

2.6          Annual Research Plan.

2.6.1       The Joint Research Committee shall prepare and approve the Annual Research Plan for each Contract Year (other than the Contract Year 1) at least ***** (*****) ***** prior to the ***** of such*****.  The Annual Research Plan for the Contract Year 1 is set forth in Exhibit A to this Agreement.  As noted in the Annual Research Plan, and as soon as practicable following the Effective Date but no later than the commencement of Contract Year 1, the Joint Research Committee shall prepare and approve the budget for Contract Year 1.

2.6.2       The Joint Research Committee shall update and amend, as appropriate, the then current Annual Research Plan from time to time.

2.6.3       Each Annual Research Plan shall contain the specific research objectives to be achieved during the Contract Year, the specific activities to be performed under the Research Program and the timeline for performing such activities, the ***** and ***** of ***** and Approved Subcontractors required to perform such activities, a detailed budget for performing such activities and the Party which shall be responsible for performing each of the activities.

2.6.4       Each Annual Research Plan shall be consistent with the other terms and conditions of this Agreement, including the objectives set forth in Section 2.1.1, and shall be in substantially the same form, including the items itemized in, the Annual Research Plan attached as Exhibit A, except that it shall include a budget.

2.7          Materials.

2.7.1       Subject to Sections 2.7.2 and 2.8.2 below, during the Research Program Term, ImmunoGen shall present to the Joint Research Committee for inclusion in the Research Program all ***** and ***** and *****, and all *****, ***** and other ***** and ***** related to each of the foregoing in its ***** or in the ***** of which it *****, which ***** reasonably determines, based on its ***** at such time, is ***** to have ***** in the *****.

2.7.2       If, during the Research Program Term, ImmunoGen ***** a ***** to the ***** and ***** of ***** (other than a *****) that contains a ***** or other ***** (other than an ***** or *****), then:

(a)           ImmunoGen shall have the right to ***** for ***** on its ***** or with a ***** any such ***** that is not ***** any ***** that has ***** for ***** or ***** in the***** ; and

(b)           ImmunoGen shall have the right to ***** for ***** on its ***** or, subject to clause (ii) below, with a ***** any such ***** that is ***** against any ***** that has ***** for ***** or ***** in the *****, provided that (i) ImmunoGen shall ***** to ***** such ***** (to the extent ***** by ***** or in the *****) to the Joint Research Committee pursuant to Section 2.8.2 and (ii) Aventis shall, at any time prior to the ***** of the ***** of the *****, have a ***** of ***** with respect to ***** pursuant to the procedures set forth in Sections ***** through ***** which shall apply mutatis mutandis.

2.8          Targets.

2.8.1       Obligations with respect to Targets.  During the Research Program Term and consistent with the Annual Research Plan and the terms of this Agreement, ImmunoGen and Aventis shall (i) identify and provide Targets during the Research Program Term for use in the Research Program, (ii) use Commercially Reasonable Efforts to validate Targets so provided and (iii) designate such Targets as Antibody Targets pursuant to Section 2.8.2 below using the technologies, data and materials specified in such Annual Research Plan.

2.8.2       Inclusion of Targets as Antibody Targets; Limited Targets.

(a)           When a Party presents a ***** to the ***** for ***** in the ***** as an*****, such Party shall present to the ***** all ***** and ***** in the ***** of which such Party is ***** or ***** by such Party relating to the ***** for ***** in the ***** of any such*****.  Within ***** (*****) ***** from the date a Target is presented to the Joint Research Committee, ImmunoGen shall provide written notice to the Joint Research Committee if such Target is a Limited Target.  Such notice shall include the identity of the type of Limited Target that it is and a reasonably detailed description of the limitations that would be imposed on Aventis’ rights with respect to such Limited Target (in each case, the “Limitations”).

(b)           In the event that ImmunoGen provides notice within such ***** (*****) ***** period that such Target is a Limited Target, then the Joint Research Committee shall promptly determine whether to:

(i)            decline to include such Limited Target in the Research Program and such Limited Target shall not become an Antibody Target, or

(ii)           include such Limited Target in the Research Program as an Antibody Target subject to the Limitations identified by ImmunoGen; provided that, in no event shall such Limitations restrict the rights granted to Aventis in this Agreement with respect to the research, Development or Commercialization of (A) Antibodies other than TAP Antibodies (commonly referred to as “naked Antibodies”) or (B) in the case of any Limited Target other than a Limited Exclusive Option Target or Limited Exclusive Target, any TAP Antibody containing an Effector Molecule from a class of molecules other than the maytansinoid class of molecules.

(c)           Subject to Section 2.8.4 below, each Target included in the Research Program as an Antibody Target shall be subject to the restrictions contained in Section 7.5.  ImmunoGen shall promptly notify Aventis and the Joint Research Committee if at any time during the Research Program Term any Limited Target ceases to be subject to any or all of the Limitations applicable thereto, whereupon such Limited Target shall be eligible for inclusion in the Research Program as an Antibody Target, subject to any remaining Limitations, or if already an Antibody Target, such Limited Target shall no longer be subject to the particular Limitations that have ceased to be in effect.

(d)           Notwithstanding anything to the contrary set forth in this Agreement, under no circumstances shall ***** than ***** (*****) ***** be ***** by the ***** as ***** at any ***** during the*****.  For clarity, such ***** of ***** shall not ***** any ***** that would be ***** in the ***** of such ***** upon such ***** becoming a *****.

2.8.3       Designation of Program Targets.  From time to time during the Research Program Term and no less frequently than at each Joint Research Committee meeting, the Joint Research Committee shall review all data and information with respect to each Antibody Target, including any reports as to whether such Antibody Target may be useful in identifying Antibodies or TAP Antibodies suitable for the Development of Products in the Collaborative Focus Area.  Promptly following its review, the Joint Research Committee shall determine whether additional data or information is required for the Joint Research Committee to make a decision as to whether to designate such Antibody Target as a Program Target.  If the Joint Research Committee finds that sufficient data and information have been obtained by the relevant Joint Research Project Teams, the Joint Research Committee shall provide written notice of same to ImmunoGen.  The Joint Research Committee shall, as soon as practicable, but in any event on or before ***** (*****) ***** from the date of such notice, determine in good faith whether to designate such Antibody Target as a Program Target or to drop such Antibody Target from the Research Program in accordance with Section 2.8.4 of this Agreement, which determination and the rationale therefor shall be recorded in the minutes of the meeting.  The Joint Research Committee shall prepare and approve an amendment to the Annual Research Plan to reflect the activities to be undertaken by the Parties with respect to any Antibody Target that has been designated as a Program Target.

2.8.4       Dropped Targets.  If at any time during the Research Program Term the Joint Research Committee fails to designate any Antibody Target as a Program Target within the period described in Section 2.8.3, then such Antibody Target shall be deemed a “Dropped Target.”  In addition, if at any time during the Research Program Term either Party determines in good faith that the evaluation of an Antibody Target or Program Target should be discontinued, then either Party may propose to the Joint Research Committee that the Antibody Target or Program Target should be dropped from the Research Program.  The Joint Research Committee shall review each such proposal in good faith and make a determination in favor or against such proposal as soon as reasonably practicable.  If the Joint Research Committee accepts any such proposal, then, subject to Section 2.8.3 (in the event that a Lead Antibody has been Developed against such Program Target), such Antibody Target or Program Target shall thereafter be deemed to be a “Dropped Target”.

2.8.5       Use of Dropped Targets.  Once a Target becomes a Dropped Target:

(a)           Aventis shall have the right to exploit (i) any Dropped Target that was ***** for use in the Research Program by ***** and is not Covered by any Valid Claim of an issued patent within the ***** for any and all purposes and (ii) any Dropped Target to the extent Covered by any Valid Claim of an issued patent within the ***** or to the extent obtained by ***** from a ***** and provided by ***** for use in the Research Program in accordance with Section 2.2 of this Agreement, for the sole purpose of making, using and selling*****, subject to Sections 8.2.3 and 8.4.3 of this Agreement.

(b)           Subject to Section 2.8.5(a)(ii) above, ImmunoGen shall have the right to exploit any Dropped Target to the extent Covered by ***** or to the extent obtained by ***** from a ***** and provided by ***** for use in the Research Program in accordance with Section 2.2 of this Agreement, for any purpose other than for the purpose of making, using and selling *****.

(c)           Each Party shall have the right to exploit any Dropped Target that is part of the public domain.

(d)           The exploitation by a Party described in each of subsections (a)(i), (b) and (c) above shall not require the consent of, nor trigger any duty to account or make a payment to, the other Party.  The rights of Aventis and of ImmunoGen to Dropped Targets in each of subsections (a)(i), (b) and (c) above shall include the rights to all ***** and ***** (together with the specific ***** and ***** to which it is *****) that are ***** against such Dropped Target to the extent not covered by the intellectual property rights of the other Party.

2.9          Research Program Records.

2.9.1       All work conducted by either Party in the course of the Research Program shall be completely and accurately recorded, in sufficient detail and in good scientific manner, in separate laboratory notebooks.  On reasonable notice, and at reasonable intervals, each Party shall have the right to inspect and copy all such records of the other Party reflecting Program Technology, Aventis Technology Improvements, ImmunoGen Technology Improvements, or work done under the Research Program, to the extent reasonably required to carry out its respective obligations and to exercise its respective rights hereunder.  Notwithstanding the definition of “Confidential Information”, all such records shall constitute Confidential Information of the Party creating such laboratory notebooks and other records.  The Parties acknowledge and agree that neither Party guarantees the success of the Research Program tasks undertaken hereunder.

2.9.2       In order to protect the Parties’ Patent Rights under U.S. law in any inventions conceived or reduced to practice during or as a result of the Research Program, each

Party agrees to maintain a policy which requires its employees to record and maintain all data and information developed during the Research Program in such a manner as to enable the Parties to use such records to establish the earliest date of invention and/or diligence to reduction to practice.  At a minimum, the policy shall require such individuals to record all inventions generated by them in standard laboratory notebooks which are dated and corroborated by non-inventors on a regular, contemporaneous basis.

2.10        Disclosure of Research Program Results.  Subject to restrictions imposed by a Party’s confidentiality obligations to any Third Party, each Party will disclose to the other all Program Technology, Aventis Technology Improvements and ImmunoGen Technology Improvements discovered, invented, or made by such Party during the course of the Research Program, including, without limitation, information regarding (i) Targets, Antibodies, TAP Antibodies, Effector Molecules and Linkers identified in the Research Program through the use of Program Targets, (ii) the Activity of such Antibodies and TAP Antibodies and any derivatives thereof, and (iii) the results of in vitro and in vivo studies, assay techniques and new assays.  Such Program Technology, Aventis Technology Improvements and ImmunoGen Technology Improvements will be promptly disclosed to the other Party (including the actual sequence of a Target or the nucleic or amino acid sequence of an Antibody), with discoveries or advances being communicated as promptly as practicable after such information is obtained.  Each Party will provide the other with copies of the raw data generated in the course of the Research Program, if reasonably necessary to the other Party’s work under the Research Program or as requested by the other Party.  Any information disclosed pursuant to this Section 2.10 may be used by the other Party solely for the purposes of the Research Program or as otherwise expressly permitted in this Agreement.

2.11        Material Transfer.  Except as otherwise provided under this Agreement, (a) all Aventis Materials or ImmunoGen Materials delivered to the other Party shall remain the sole property of the supplying Party and shall be used only in furtherance of the Research Program under the sole control of the other Party and its Affiliates and (b) a Party receiving Aventis Materials or ImmunoGen Materials hereunder shall not use such materials for the benefit of, or deliver such materials to, any Third Party without the prior written consent of the supplying Party.

2.12        Liability.  In connection with conduct of the Research Program, each Party shall be responsible for, and hereby assumes, any and all risks of personal injury or property damage attributable to the negligent acts or omissions of that Party or its Affiliates, and their respective directors, officers, employees and agents.

2.13        Use of Approved Subcontractors.  Either Party may perform some of its obligations under the Research Program through one or more Approved Subcontractors as approved by the Joint Research Committee or Joint Development Committee, as appropriate; provided, that, (a) none of the rights of the other Party hereunder are diminished or otherwise adversely affected as a result of such subcontracting, and (b) the Approved Subcontractor undertakes in writing all obligations of confidentiality and non-use regarding the other Party’s Confidential Information which are substantially the same as those undertaken by Aventis and

ImmunoGen pursuant to Article 11 hereof and (c) with respect to ImmunoGen, only those obligations which ImmunoGen in good faith determines it does not have the ability and/or reasonable capacity to perform in light of its existing obligations to Aventis and/or Third Parties shall be eligible for assignment to an Approved Subcontractor; provided, that with respect to any such obligations of ImmunoGen described in this clause (c), to the extent that ImmunoGen does not take actions necessary to enable it to perform such obligations, then Aventis may, in its sole discretion, perform, or make arrangements for such obligations to be performed, in which case such obligations shall not be eligible for assignment to an Approved Subcontractor by ImmunoGen.  In the event that a Party performs one or more of its obligations under the Research Program through any such Approved Subcontractor, then such Party shall at all times be responsible for the performance by such Approved Subcontractor of such Party’s obligations hereunder.  Aventis shall reimburse ImmunoGen pursuant to Section 2.5.5 for payments made by ImmunoGen to Approved Subcontractors that are eligible to be used by ImmunoGen in accordance with this Section 2.13.

ARTICLE 3

PRECLINICAL AND CLINICAL DEVELOPMENT PROGRAM

3.1          Selection of Lead Antibodies.

3.1.1       Notification.  Each Party or the applicable Joint Research Project Team shall notify the Joint Research Committee in writing when such Party or Joint Research Project Team determines to recommend that a Program Antibody should be designated as a Lead Antibody in accordance with the selection criteria as set forth in the Antibody Progression Manual.  Such notification shall (a) identify the Program Antibody with specificity and (b) identify the related Program Target.  Such notification shall be accompanied by any pertinent data, information, results and materials relating to the foregoing, which shall be made available to the Joint Research Committee for review (the “Lead Data Package”).

3.1.2       Lead Data Package Approval.  If the Joint Research Committee determines that the Lead Data Package is complete and that such Program Antibody meets the Lead Selection Criteria as set forth in the Antibody Progression Manual, it shall approve the Lead Data Package and such Program Antibody shall thereafter be designated as a Lead Antibody, subject to Section 3.4 of this Agreement.  If the Joint Research Committee believes that the Lead Data Package is incomplete, or it is insufficient to make a determination as to whether to Develop and Commercialize such Lead Antibody, it shall promptly, but in no event later than ***** (*****) ***** following receipt of the Lead Data Package, notify the applicable Party or Joint Research Project Team and specifically identify any additional data, information, results or materials that should be provided to the Joint Research Committee for review.

3.1.3       Development of Lead Antibody.  Aventis shall, as soon as possible after the Joint Research Committee has designated any Lead Antibody, provide the Joint Research Committee with written notification of its interest or lack of interest in Developing such Lead

Antibody; provided, that, in no event shall Aventis have the right to ***** more than ***** (*****) *****, without the prior written consent of ImmunoGen; provided, that, ***** the Joint Research Committee or the Joint Development Committee ***** of a ***** or *****, Aventis shall have the right to ***** an ***** in ***** thereof.  Subject to the foregoing, if Aventis desires to pursue the Development of such Lead Antibody, the Parties shall thereafter conduct Pre-EDC Research Evaluation Activities with respect to such Lead Antibody.

3.2          Designation of an EDC Antibody.  Once the Joint Research Committee has concluded that the results of Pre-EDC Research Evaluation Activities applicable to a Lead Antibody support the commencement of ***** as reasonably determined by the Joint Research Committee the Joint Research Committee shall then make a decision as to whether to designate such Lead Antibody as an EDC Antibody.

3.3          Development of an EDC Antibody into a Collaboration Product.  Upon designation of each EDC Antibody by the Joint Research Committee under Section 3.2 of this Agreement, Aventis shall use Commercially Reasonable Efforts to Develop such EDC Antibody for the purpose of Commercializing a Product hereunder.

3.4          Inclusion of Rights.  Upon designation of a Lead Antibody, the rights of Aventis to such Lead Antibody shall also include rights to (a) all ***** that are ***** the Target (and the members of the ***** of such Target) against which such Lead Antibody was directed under the Research Program and (b) solely to the extent that any such Lead Antibody is a TAP Antibody, all ***** (together with any appropriate *****) from the applicable ***** class(es) (e.g., *****) for which such TAP Antibody (or any other Program Antibody included under clause (a) above) has been conjugated.

3.5          Joint Development Committee.

3.5.1       Formation Of Joint Development Committee.  As soon as practicable after the Effective Date, the Parties shall establish a Joint Development Committee (the “Joint Development Committee”) to provide a forum through which Aventis shall regularly update ImmunoGen on the Development of all Products and ImmunoGen can provide suggestions with respect thereto.  The Joint Development Committee shall include at least ***** (*****) representatives from each Party.  In addition, the Joint Development Committee shall follow the organizational and meeting procedures set forth in Article 2 (including the decision making procedures set forth in Section 2.3.3) with respect to the Joint Research Committee, except that the ***** of the Joint Development Committee shall be an *****.  Each Party shall be responsible for its own expenses incurred in connection with attendance by its personnel at any meeting of the Joint Development Committee.  It is understood that ***** will have ***** for ***** the ***** as to the Development of any Product.  Notwithstanding the foregoing, Aventis shall have the right to make any final decisions with respect to the Development of Products.  The Joint Development Committee shall not have the power to amend or waive any compliance by a Party under this Agreement.

3.6          Development Activities.  Aventis shall use Commercially Reasonable Efforts to conduct the Development of all Products and shall be solely responsible for all activities in connection therewith, including without limitation, engaging any Third Party to manufacture and supply any Preclinical Materials and/or Clinical Materials necessary to Develop and Commercialize such Products, as well as all Development and commercial supplies of the finished Product.  ImmunoGen shall use Commercially Reasonable Efforts to conduct such Development activities as are requested by the Joint Development Committee.

3.7          Dropped Products.

3.7.1       If (a) Aventis undertakes the Development of a Lead Antibody and thereafter Aventis determines not to continue to Develop such Lead Antibody or any other Antibody that is Active against the Target against which such Lead Antibody is Active, and (b) Aventis determines that the Program Target against which such Lead Antibody is Active should be dropped from the Research Program, then such Lead Antibody shall thereafter be deemed a “Dropped Product.”

3.7.2       Subject to the provisions of Section 3.8 below, ImmunoGen shall have the right to exploit for any and all purposes any Dropped Product and (a) all licenses granted by ImmunoGen to Aventis with respect to such Dropped Product shall immediately terminate, (b) all obligations of Aventis for any Burdened Technology Obligations with respect to such Dropped Product shall terminate, and (c) Aventis shall be deemed to have granted to ImmunoGen the licenses set forth in Section 7.2.5 with respect to such Dropped Product, it being understood and agreed that such licenses shall ***** only the ***** with respect to the ***** in its ***** as a ***** and shall not ***** the ***** to use any ***** thereof (i.e., *****, *****, *****, ***** or *****) by ***** or in a ***** other than the *****.  In addition, Aventis shall promptly transfer to ImmunoGen any related Drug Approval Applications or Regulatory Approvals related to such Dropped Product (including transfer of all relevant data and information relevant to regulatory authorities, if any).

3.8          *****;*****.

3.8.1       If ImmunoGen desires to ***** an ***** with a ***** for the *****, *****, or ***** of a Dropped Product, or, if earlier, within ***** (*****) ***** following the ***** of the ***** with respect to a *****, ImmunoGen shall ***** in ***** to ***** the ***** to ***** into an ***** (a “***** “) pursuant to which ImmunoGen would ***** to ***** a ***** to *****, *****, *****, and ***** such ***** (such ***** being referred to herein as the “*****”).  The ***** shall specify (i) the ***** that ***** to have ***** or ***** subject to such ***** and (ii) all reasonably relevant ***** and ***** relating to such ***** including, but not limited to, ***** of the *****, if applicable.

3.8.2       Within ***** (*****) ***** after provision of an *****, if ***** desires to ***** into a ***** by such*****, ***** shall send a ***** to such ***** (an “*****”).  Upon receipt of an*****, ***** and ***** the ***** of the ***** in ***** for a period not to exceed ***** (*****) *****, which ***** may be ***** in writing by the Parties (the “*****”).

3.8.3       If Aventis fails to ***** an ***** within such ***** (*****) ***** period or, if after providing an *****, Aventis fails to ***** to ***** a ***** setting forth ***** for a ***** within ***** (*****) ***** of the date of issuance of the *****, then ImmunoGen shall be ***** at its option to ***** to ***** such ***** or ***** into an ***** with respect to such ***** with any ***** in accordance with this Section 3.8.

3.8.4       ImmunoGen agrees not to ***** or to ***** into any ***** or ***** for a ***** with a ***** during the ***** (*****) ***** period after the ***** or during the*****.  If ***** and *****, despite their good faith efforts, do not ***** into a ***** within the *****, then ***** may at its option ***** to ***** such ***** or ***** into an ***** with a *****, without any further ***** to ***** other than as provided in Sections 3.8.5 and 3.8.6; provided, however, that if the ***** and ***** of such ***** with such ***** would, taken as a whole, be ***** to ***** than the ***** by *****, then ***** shall ***** a ***** to*****, whereupon ***** shall have another ***** (*****) ***** period to send a new ***** and, if it does so, another ***** (*****) ***** therefor.  The Parties hereby acknowledge and agree that neither ***** nor ***** shall have an obligation to enter into a *****.

3.8.5       Notwithstanding anything to the contrary contained in this Agreement, if ImmunoGen either itself or in collaboration with a Third Party commercializes any Dropped Product with respect to which a ***** had commenced prior to the time such Product became a Dropped Product, then ***** shall ***** to ***** a ***** on the ***** of such ***** to ***** (*****).  Such ***** shall be ***** on a ***** for the ***** of ***** (*****) ***** following the ***** of such ***** in such country or, *****, until the ***** to ***** under ***** existing as of the date ***** became a ***** (a) for any *****, ***** the ***** (i.e., ***** per se ***** only) of any *****, ***** or ***** of such ***** in such country or (b) for any other *****, ***** such ***** in such *****.

3.8.6       With respect to any obligation on the part of ImmunoGen to ***** to Aventis on account of ***** of a*****, the provisions of ***** shall apply mutatis mutandis.

3.9          Use Of Approved Subcontractors.  Aventis may perform its obligations regarding the Development of Products through one or more Approved Subcontractors; provided, that, Aventis shall at all times be responsible for the performance of Aventis’ obligations by such Approved Subcontractor.

ARTICLE 4

MANUFACTURE AND SUPPLY

4.1          Supply of Preclinical Materials, Clinical Materials and Product.

4.1.1       Aventis shall be responsible, at its sole cost, for manufacturing or having manufactured any materials (including without limitation, raw materials) as may be required for preclinical and clinical studies necessary to obtain Regulatory Approval of Products and in addition, such materials and/or quantities of each Product as may be required for all clinical studies applicable to such Product and for Commercialization of such Product.

4.1.2       Notwithstanding the foregoing, during the Term of this Agreement, Aventis may request ImmunoGen to supply it with Preclinical Materials, Clinical Materials and/or Products, and (a) with respect to the supply of Preclinical Materials and Clinical Materials up to and including for Phase IIB Studies, ImmunoGen shall be responsible for supplying Aventis with such Preclinical and Clinical Materials, and (b) with respect to Clinical Materials for Phase III and Phase IV Studies and Product for Commercialization, Aventis shall have the right to request ImmunoGen to produce such Clinical Materials and Product in ImmunoGen’s conjugate pilot plant, in each case subject to the provisions of this Article 4.  Notwithstanding the foregoing, Aventis acknowledges that ImmunoGen gives no assurances that its conjugate pilot plant can be modified, validated or obtain the necessary regulatory approval to enable the production of Products for Commercial sale. In the case that ImmunoGen’s conjugate pilot plant does not fulfill GMP or other legal or regulatory requirements to produce Product or materials for Commercialization, ImmunoGen shall not have any obligation to produce such Product or materials for Aventis.

4.1.3       Upon any request by Aventis pursuant to Section 4.1.2, ImmunoGen shall provide Aventis with ImmunoGen’s non-binding good faith estimate of the Costs for supply of such Preclinical Materials, Clinical Materials, or Product, as applicable.  The Parties shall thereafter ***** in good faith (a) a ***** (the “*****”) on the ***** under clause (ii) of the definition of ***** contained herein and ***** under clause (iv) of the definition of *****, (b) the specifications pursuant to which such Preclinical Materials, Clinical Materials or Product will be manufactured and (c) the other material terms and conditions of a separate manufacturing and supply agreement, consistent with the provisions of Section 4.2.  The Parties acknowledge and agree that (a) ImmunoGen shall have no obligation to supply Aventis with Preclinical Materials, Clinical Materials and/or Products until such a manufacturing and supply agreement has been executed by the Parties with respect to such Preclinical Materials, Clinical Materials and/or Products and (b) neither Aventis nor ImmunoGen shall have any obligation to enter into any such manufacturing and supply agreement if the Parties are unable to agree on the terms thereof, including the *****.

4.2          Manufacturing and Supply Agreement.  The terms of any manufacturing and supply agreement shall provide, among other things, that: (a) ImmunoGen shall supply Aventis with such quantities of Preclinical Materials and/or Clinical Materials as may be reasonably requested by Aventis in order to conduct all preclinical Development and/or clinical activities relating to any Product; (b) Aventis shall order all amounts of Preclinical Materials, Clinical Materials and Products, and ImmunoGen shall deliver all such ordered amounts, in accordance with advance ordering timeframes and delivery timeframes as agreed upon by the Parties; (c) if ImmunoGen’s conjugate pilot plant facility is to be utilized, appropriate periodic capacity limits and allocations as agreed upon by the Parties, such that the manufacture of Preclinical Material and Clinical Material shall take priority over the manufacture of Product for Commercial sale; (d) ImmunoGen shall use commercially reasonable efforts to deliver such amounts of Preclinical Materials, Clinical Materials and/or Products ordered in accordance with the foregoing (including such agreed upon timeframes) in a timely manner; and (e) such quantities of Preclinical Materials, Clinical Materials and Products shall be manufactured in accordance with all applicable GMP and other legal requirements and all applicable specifications for the same and shall be supplied to Aventis at ImmunoGen’s Cost (which term shall include the agreed upon Overhead Cap).  An appropriate quality agreement shall be included as part of, or attached as an exhibit to, such manufacturing and supply agreement.

4.3          Purchase of Dedicated Equipment.  If, during the Term of this Agreement, ImmunoGen determines in good faith that it is necessary or advisable that any Dedicated Equipment be purchased in order to perform any of its obligations to manufacture Preclinical Materials, Clinical Materials and/or Products under Section 4.1 of this Agreement, then ImmunoGen shall request that Aventis purchase such equipment by providing Aventis with written notice of such determination, along with the estimated price for such purchase and quality parameters for the Dedicated Equipment, for Aventis’ approval.  If Aventis approves the purchase of such Dedicated Equipment, then Aventis shall purchase such equipment and have such equipment delivered to an ImmunoGen Facility, as directed by the Joint Development Committee.  In no event shall the Joint Development Committee require ImmunoGen to purchase Dedicated Equipment with ImmunoGen’s own funds.  At any time, Aventis shall have the right to require that ImmunoGen, at Aventis’ sole cost and expense, transfer any Dedicated Equipment to an Aventis facility as directed by Aventis.  If Aventis does not approve the purchase of any Dedicated Equipment, the Parties shall modify any obligations of ImmunoGen as appropriate to exclude obligations that would require such Dedicated Equipment.

4.4          Use of Approved Subcontractors.  Aventis may perform its obligations regarding the manufacturing and supply of Products through one or more Approved Subcontractors; provided, that, Aventis shall at all times be responsible for the performance by each such Approved Subcontractor of Aventis’ obligations hereunder.

ARTICLE 5

REGULATORY MATTERS

5.1          Ownership.  Aventis shall own all Drug Approval Applications and Regulatory Approvals with respect to all Products.

5.2          Regulatory Coordination.  Aventis will have exclusive control over, and authority and responsibility for, the regulatory strategies relating to the development and commercialization of all Products, including, without limitation (i) the preparation of all documents submitted to Regulatory Authorities and the filing of all INDs, Drug Approval Applications and other submissions relating to Products and (ii) all regulatory actions, communications and meetings with any Regulatory Authority with respect to any Products.  Subject to any confidentiality obligations of ImmunoGen to Third Parties, ImmunoGen shall provide to Aventis on a timely basis all information Controlled by ImmunoGen or otherwise in ImmunoGen’s possession as a result of its activities under this Agreement or the manufacturing and supply agreement contemplated by Article 4 which is necessary to enable Aventis to comply with all regulatory obligations on a global basis applicable to Products, including without limitation, filing updates, information amendments, annual reports, pharmacovigilance filings, preclinical research data, preclinical study reports, investigator notifications and chemistry, manufacturing and controls information.  All updates and reports provided hereunder shall be provided in a form as reasonably required by Aventis for inclusion in any regulatory submission.  Aventis shall be responsible for interfacing, corresponding and meeting with all Regulatory Authorities with respect to any Product.  The Parties shall cooperate with each other to provide all reasonable assistance and take all actions reasonably requested by the other Party that are necessary or desirable to comply with any law applicable to any Product, including, but not limited to, providing Aventis with reasonable access during ordinary business hours and upon reasonable written notice to ImmunoGen personnel, ImmunoGen contract research organizations and any facilities at which preclinical studies were conducted, as reasonably necessary for audit purposes and/or to answer questions or explain any information ImmunoGen provides pursuant to this Section 5.2, and the reporting of adverse drug experience reports (and serious adverse drug experience reports) to Regulatory Authorities pursuant to Section 5.4 below.

5.3          Review of Correspondence for Products.  Aventis shall use reasonable efforts to provide ImmunoGen with at least ***** (*****) ***** advance notice of any material meeting with the FDA which is for the purpose of obtaining Regulatory Approval for any Product and ImmunoGen may elect to send one person reasonably acceptable to Aventis to participate as an observer (at ImmunoGen’s ***** and *****) in such meeting.  To the extent reasonably practicable and subject to any Third Party confidentiality obligations, Aventis shall provide ImmunoGen with drafts of any material documents or correspondence pertaining to any Product and prepared for submission to the FDA sufficiently in advance of submission so that ImmunoGen may review and comment on the substance of such material documents or correspondence.  Aventis shall promptly provide ImmunoGen with copies of any material documents or other correspondence received from the FDA pertaining to any Product.  If ImmunoGen has not commented on such material documents or correspondence within ***** (*****) ***** of provision of such material documents or correspondence to ImmunoGen, then ImmunoGen shall be deemed to have no comments on such material documents or correspondence.  Aventis agrees to consider all comments in good faith, taking into account the best interests of the Product on a global basis.

5.4          Notice of Adverse Events.  Each Party shall provide the other Party with prompt notice of Adverse Events as follows:

5.4.1       Adverse Events.

(a)           Aventis agrees to provide ImmunoGen with (i) Serious Adverse Event information and product complaint information relating to Products as compiled and prepared by Aventis in the normal course of business in connection with the Development, Commercialization or sale of any Product, within time frames consistent with reporting obligations under applicable laws and regulations and (ii) upon ImmunoGen’s reasonable request, all other Adverse Event information with respect to such Products and all other safety data and information relevant to an analysis or investigation of such Adverse Event; provided, however, that the foregoing shall not require Aventis to violate any agreements with or confidentiality obligations owed to any Third Party.

(b)           ImmunoGen agrees to provide Aventis with (i) Serious Adverse Event and product complaint information relating to any Dropped Product and any product containing any ImmunoGen Materials (if applicable) that is compiled and prepared by ImmunoGen or any Third Party in the normal course of business in connection with the Development, Commercialization or sale of any such product, within time frames consistent with reporting obligations under applicable laws and regulations and (ii) upon Aventis’ reasonable request, all other Adverse Event information with respect to such products and all other safety data and information relevant to an analysis or investigation of such Adverse Events; provided, however, that the foregoing shall not require ImmunoGen to violate any agreements with or confidentiality obligations owed to any Third Party.

(c)           Aventis shall provide its Adverse Event and product complaint information hereunder to ImmunoGen’s designated representative.  ImmunoGen shall provide its Adverse Event and product complaint information hereunder to Aventis’ designated representative.

5.4.2       Confidential Information.  All Adverse Event, product complaint and other information provided by one Party to the other Party under this Agreement (including under this Section 5.4), shall be considered Confidential Information of the disclosing Party, subject to the terms of Article 11 of this Agreement.

ARTICLE 6

COMMERCIALIZATION PROGRAM

6.1          Objectives for Commercialization of Products.  Aventis will have the sole discretion and exclusive right to promote, sell and distribute Products in the ROW.  Aventis will have the sole discretion and exclusive right to promote, sell and distribute Products in the United States, subject to ImmunoGen’s right to Co-Promoted Products (as defined below) as set forth in this Article 6.

6.2          ImmunoGen Option to Co-Promote Products.  If, with respect to any Product, ImmunoGen provides written notice of its intent to participate in the Commercialization of such Product in the United States and such written notice is received by Aventis within ***** (*****) ***** following the date of the ***** for such Product, then (a) such Product shall be deemed to be a “Co-Promoted Product” for purposes of this Agreement and (b) ImmunoGen and Aventis shall form a commercialization team (the “U.S. Commercialization Team”) which shall have as its overall purpose the implementation of Commercialization activities for such Co-Promoted Product in the United States.  The U.S. Commercialization Team shall be comprised of an equal number of representatives from each of Aventis and ImmunoGen, as selected by such Party.  The exact number of representatives of each Party shall be as determined by Aventis and ImmunoGen.  The chairperson of the U.S. Commercialization Team shall be a ***** of ***** and shall be responsible for calling meetings of the U.S. Commercialization Team and for leading the meetings.

6.3          Decision Making; Meetings.  Decisions of the U.S. Commercialization Team shall be made by unanimous approval of both Parties, with each Party having one (1) vote on all matters.  If such efforts do not result in mutual agreement on resolution of the matter, ***** shall have the ***** to ***** a *****, which shall be deemed the decision of the U.S. Commercialization Team on the issue.  The U.S. Commercialization Team shall meet at least one (1) time per Calendar Quarter.

6.4          Duties.  The U.S. Commercialization Team shall:

(a)           develop and discuss strategies for the promotion and marketing of each Co-Promoted Product in the United States, including allocation of responsibility for marketing and Commercialization activities;

(b)           implement the U.S. portion of the marketing plan as developed by Aventis (the “U.S. Marketing Plan”);

(c)           prepare short term and long term sales forecasts;

(d)           present sales forecasts and the results of all U.S. Commercialization efforts to the Joint Steering Committee as needed, but no less often than quarterly;

(e)           coordinate the Detailing efforts of both Parties in the United States;

(f)            oversee all recalls, market withdrawals and any other corrective actions related to each Co-Promoted Product in the United States;

(g)           receive and provide to the Parties sales reports pertaining to Co-Promoted Products; and

(h)           perform such activities as are or may be delegated to the U.S. Commercialization Team pursuant to this Agreement.

6.5          Notice of Number of ImmunoGen Sales Reps.  At the time ImmunoGen delivers its notice to Aventis of ImmunoGen’s desire to participate in the Commercialization of a Co-Promoted Product pursuant to Section 6.2, and thereafter on an annual basis in accordance with the timetable established by the U.S. Commercialization Team, ImmunoGen shall inform Aventis of the ***** of ***** that ImmunoGen desires and in good faith expects to have participate in ***** and ***** Co-Promoted Products in the United States (“*****”) for the next succeeding Calendar Year and the estimated ***** of ***** that each of these ***** are expected (i) to be ***** and (ii) to be devoted to ***** products other than Co-Promoted Products during such Calendar Year.  Aventis shall reimburse ImmunoGen under Section 6.6 for up to ***** (*****) ***** for *****.

6.6          Reimbursement.  Aventis shall reimburse ImmunoGen for the cost of up to ***** (*****) ***** for ***** per Calendar Year, and for such other activities performed by ImmunoGen in accordance with the U.S. Marketing Plan, calculated as set forth in this Section 6.6.

6.6.1       Aventis’ ***** for the ***** of ***** for ***** shall be at a ***** to be mutually agreed upon by Aventis and ImmunoGen following ImmunoGen’s election to participate in the Commercialization of the Co-Promoted Product.  The ***** shall be based upon Aventis’ then ***** for its *****.

6.6.2       Aventis’ reimbursement for the cost of any activities performed by ImmunoGen in accordance with the U.S. Marketing Plan shall be ***** to the ***** unless otherwise agreed by the Parties: (a) all payments made to Third Parties that are approved by the U.S. Commercialization Team and directly related to conduct of such activities, and (b) the out-of-pocket costs of ***** for use in conducting such activities; provided, however, that if such Co-Promoted Product is obtained from or through Aventis, it shall be at Aventis’ ***** for such Co-Promoted Product.

6.6.3       Within ***** (*****) ***** prior to the end of each Calendar Quarter during which ImmunoGen is participating with Aventis in Detailing a Co-Promoted Product in the United States, ImmunoGen shall submit to Aventis a ***** reasonably detailing ImmunoGen’s good faith estimate of the ***** by ImmunoGen during such Calendar Quarter, if such ***** did not ***** in the ***** of Co-Promoted Products for the ***** Calendar Quarter, when such ***** and ***** such *****, whether such individuals participated in the detailing of any products other than Co-Promoted Products, if such ***** did ***** in the ***** of any such other *****, the ***** that such ***** spend ***** such other ***** versus the time they spent ***** Co-Promoted Products, and any other activities performed by ImmunoGen in accordance with the U.S. Marketing Plan for which ImmunoGen is seeking reimbursement hereunder.  Within ***** (*****) ***** following the end of each Calendar Quarter, ImmunoGen shall submit to Aventis a final report reasonably detailing the items described in the preceding sentence.  Payment of amounts to be reimbursed under this Section 6.6 shall be made in accordance with the provisions of Section 9.1.1 below.

6.7          Sales Rep Performance.  ImmunoGen will use Commercially Reasonable Efforts in performing its designated activities under the U.S. Marketing Plan, and to ensure that its sales force is adequately trained with respect to Co-Promoted Products to be co-promoted thereunder.

6.8          Booking Sales.  During the term of this Agreement, ***** will book ***** sales for all Products in the Territory and ***** the ***** at which such Products are sold.

6.9          Promotional Materials.  In connection with its marketing and promotion of Co-Promoted Products, ***** shall make and use only claims, promotional materials, Product samples, advertising and literature approved by ***** and provided to the U.S. Commercialization Team.

6.10        Information Exchange.  Each Party shall keep the U.S. Commercialization Team reasonably informed as to such Party’s activities in connection with the marketing, sale, promotion, distribution and other Commercialization of Co-Promoted Products in the United States.  In addition, ***** shall provide ***** with ***** of Net Sales of all Co-Promoted Products in the United States.

6.11        Public Statements Regarding Products.  Each of ImmunoGen and Aventis shall ensure that no claims or representations in respect of the Co-Promoted Products or the characteristics thereof are made by or on behalf of it (by members of its sales force or otherwise) which do not represent an accurate summary or explanation of the labeling of the Co-Promoted Products or a portion thereof, except to the extent permitted by Law.

6.12        Compliance with Laws.  Each of ImmunoGen and Aventis agrees to comply with all applicable Laws with respect to the Commercialization of Co-Promoted Products.  Neither ImmunoGen nor Aventis shall be required to undertake any activity relating to the Commercialization of Co-Promoted Products in that it believes, in good faith, may violate any Law.

6.13        Use of Subcontractors. ***** may perform its obligations regarding the Commercialization of Co-Promoted Products through one or more subcontractors; provided, that, ***** shall at all times be responsible for the performance by its subcontractor.

6.14        Training Program. ***** will ensure that adequate training programs are developed for personnel involved in the Commercialization of Co-Promoted Products in the U.S.; provided, that, (a) ***** shall participate, as reasonably determined by the Joint Development Committee, in the preparation of such training materials and conduct of training and (b) ***** shall submit to the U.S. Commercialization Team for its review all such training materials.  Such training shall be carried out at a time that is mutually acceptable to the Parties hereto.  Except as provided herein, it is agreed that the out-of-pocket costs of the development, production and printing of such training materials shall be borne by *****.  Each ***** shall bear ***** incurred in participating in the preparation of such training materials.

6.15        Labeling.  To the extent not prohibited by law or regulation and subject to approval by the FDA, all product labels for Co-Promoted Products shall include, in equal prominence, the names of both Aventis and ImmunoGen.

ARTICLE 7

LICENSES AND EXCLUSIVITY

7.1          ImmunoGen Grants.

7.1.1       Activities Under Research Program.  ImmunoGen hereby grants to Aventis and its Affiliates, subject to Section 7.1.8 below, a co-exclusive (with ImmunoGen and its Affiliates), worldwide, royalty-free license, during the Research Program Term, with the right to grant sublicenses to Approved Subcontractors, under the ImmunoGen Intellectual Property, to conduct the Research Program in accordance with the Annual Research Plan.

7.1.2       Development Licenses.  On a Lead Antibody, EDC Antibody, Licensed Antibody and Licensed TAP Antibody basis, ImmunoGen hereby grants to Aventis and its Affiliates, subject to Section 7.1.8 below, an exclusive (even as to ImmunoGen and its Affiliates), worldwide, royalty-free license, with the right to grant sublicenses to Approved Subcontractors, under ImmunoGen Intellectual Property, to Develop Products.

7.1.3       Commercialization Licenses.  ImmunoGen hereby grants to Aventis and its Affiliates, subject to Section 7.1.8 below, an exclusive (even as to ImmunoGen and its Affiliates), worldwide, royalty-bearing license, with the right to grant sublicenses, under ImmunoGen Intellectual Property, to Commercialize Products in the Field and in the Territory.

7.1.4       Manufacturing License.  ImmunoGen hereby grants to Aventis and its Affiliates, subject to Section 7.1.8 below, an exclusive (even as to ImmunoGen and its Affiliates), worldwide, royalty-free license, with the right to grant sublicenses to any subcontractor, under ImmunoGen Intellectual Property, to make and have made Products, including but not limited to any active pharmaceutical ingredients, Antibodies, TAP Antibodies, Effector Molecules, Linkers and pharmaceutical dosage forms that comprise such Product as well as the finished Product.

7.1.5       General Research License; Commercial License.

(a)           ImmunoGen hereby grants to Aventis and its Affiliates a non-exclusive, worldwide, royalty-free license under the ImmunoGen Patent Rights, to conduct research during the Research Program Term.  The foregoing license shall be ***** by ***** and its *****only upon the ***** of *****, ***** be ***** or *****, ***** no ***** shall be required in order for Aventis or its Affiliates to ***** a ***** to any ***** in connection with the supply or manufacture of components or materials or the supply or performance of services.

(b)           Upon written request of Aventis at any time during or after the Research Program Term, ***** shall ***** in ***** with ***** for a period of ***** (*****) ***** the ***** and ***** of a ***** pursuant to which ***** would ***** to ***** a ***** under the ***** to enable ***** to continue to ***** for ***** and *****.  Any such ***** shall be on ***** and ***** to the ***** and ***** then ***** by ***** from ***** to whom ***** in *****.  At the request of *****, such ***** shall include a ***** on such ***** as the ***** may ***** for ***** to ***** and ***** that result from ***** of the ***** set forth in this Section 7.1.5.  Notwithstanding the foregoing, in no event shall either Party be ***** to ***** into any such ***** with the other Party.

7.1.6       License With Respect to *****.  ImmunoGen hereby grants to Aventis and its Affiliates, subject to Section 7.1.8 below, an exclusive (even as to ImmunoGen and its Affiliates), worldwide, royalty-bearing license, ***** the ***** to *****, under ImmunoGen Patent Rights, to develop, make, use and sell ***** in the Field and in the Territory.

7.1.7       License With Respect to ImmunoGen Technology Improvements.  ImmunoGen hereby grants to Aventis and its Affiliates a co-exclusive perpetual, irrevocable, worldwide, fully paid, royalty free license under the ImmunoGen Technology Improvements and all Patent Rights that Cover any ImmunoGen Technology Improvements, to research, develop and commercialize any products, and to otherwise commercially exploit such ImmunoGen Technology Improvements and Patent Rights for any and all purposes.  The foregoing license shall be ***** by ***** and its ***** only upon the ***** of *****, ***** be ***** or *****; ***** no ***** shall be required in order for Aventis or its Affiliates to ***** a ***** to any ***** in connection with the supply or manufacture of components or materials or the supply or performance of services.

7.1.8       Limitation on Scope of License Grants.  Notwithstanding anything to the contrary set forth in this Section 7.1, the co-exclusive licenses granted to Aventis under Sections 7.1.1 and 7.1.7. and the exclusive licenses granted to Aventis under Sections 7.1.2, 7.1.3, 7.1.4 and 7.1.6 shall be co-exclusive and exclusive, respectively, but shall be subject to the Limitations with respect to Limited Targets.

7.2          Aventis Grants.

7.2.1       Activities under Research Program.  Aventis hereby grants to ImmunoGen and its Affiliates a co-exclusive (with Aventis and its Affiliates), worldwide, royalty-free license, with the right to grant sublicenses to Approved Subcontractors, during the Research Program Term, under the Aventis Intellectual Property and the Program Intellectual Property, to conduct the Research Program in accordance with the Annual Research Plan.

7.2.2       Development Licenses.  On a Lead Antibody, EDC Antibody, Licensed Antibody and Licensed TAP Antibody basis, Aventis hereby grants to ImmunoGen and its

Affiliates a non-exclusive, non-sublicensable, royalty-free license, under the Aventis Intellectual Property and the Program Intellectual Property, to Develop Products in the manner and to the extent such Development is assigned to ImmunoGen by the Joint Development Committee.

7.2.3       Co-Promotion License.  On a Co-Promoted Product-by-Co-Promoted Product basis, Aventis hereby grants to ImmunoGen and its Affiliates a co-exclusive (with Aventis and its Affiliates), royalty-free license with the right to grant sublicenses ***** to *****, under the Aventis Intellectual Property and the Program Intellectual Property, to co-promote Co-Promoted Products in the United States, in the manner set forth in the U.S. Marketing Plan for such Co-Promoted Product.

7.2.4       Limited Research License.  Aventis hereby grants to ImmunoGen and its Affiliates a perpetual, irrevocable, worldwide, non-exclusive, non-sublicensable, royalty-free, license, under the Program Intellectual Property to conduct research in the Field.

7.2.5       Exclusive License for Dropped Products.  Subject to the rights of Aventis contained in Section 3.8 Aventis hereby grants to ImmunoGen and its Affiliates a worldwide, exclusive (even as to Aventis and its Affiliates) license under the Aventis Intellectual Property, the Program Intellectual Property, to the extent required to research, develop, and commercialize Dropped Products.

7.3          Technology Transfer.  ImmunoGen hereby grants to Aventis and its Affiliates a non-exclusive, worldwide, royalty-free, perpetual, irrevocable license under (a) any ImmunoGen Technology or ImmunoGen Materials existing as of the Effective Date and not Covered by a Valid Claim of the ImmunoGen Patent Rights listed on Schedule 1.50, and (b) any other ImmunoGen Technology or ImmunoGen Materials not Covered by a Valid Claim of ***** existing as of the ***** of the *****, in each case to *****, ***** and ***** any *****, other than *****, ***** or in ***** or ***** with *****, and to ***** such ***** and ***** for ***** and *****.  The foregoing license shall be ***** by ***** and ***** only upon the *****of *****, ***** shall not be ***** or *****; ***** no such ***** shall be ***** in order for ***** or ***** to ***** a ***** to any ***** in connection with the ***** or *****of ***** or ***** or the ***** or ***** of *****.  The restrictions on ***** contained in this Section 7.3 and Sections 7.1.5 and 7.1.7 above shall not be deemed to ***** or ***** from *****, and it is understood that ***** and/or ***** may ***** into, ***** or other ***** with ***** with respect to the *****, ***** and ***** of *****, other than *****, pursuant to which ***** or ***** may *****, but not ***** except as otherwise ***** or ***** to, (a) the ***** and/or ***** which are ***** under this Section 7.3 and/or (b) the *****  which are ***** under Section 7.1.5(a) above, and/or (c) the ***** which are ***** under Section 7.1.7 above.

7.4          Retained Rights.

7.4.1       Aventis Retained Rights.  With respect to this Agreement, any rights of Aventis not expressly granted to ImmunoGen under the provisions of this Agreement shall be retained by Aventis.  Without limiting the foregoing, subject to the other terms of this

Agreement, including, without limitation, Section 7.5, Aventis retains the right to use the Aventis Intellectual Property and the Program Intellectual Property (i) to perform its work hereunder, (ii) to Develop and Commercialize Products hereunder and (iii) to research, have researched, develop, have developed, make, have made, use, have used, sell, offer for sale, have sold, imported and have imported, for any and all purposes, both alone and together with any Third Party, any product that is not a Product.

7.4.2       ImmunoGen Retained Rights.  With respect to this Agreement, any rights of ImmunoGen not expressly granted to Aventis under the provisions of this Agreement shall be retained by ImmunoGen.  Without limiting the foregoing, subject to the other terms of this Agreement including without limitation Section 7.5, ImmunoGen retains the right to use the ImmunoGen Intellectual Property (i) to perform its work hereunder and to manufacture and supply Preclinical Materials, Clinical Materials and Products for Aventis, (ii) to co-promote Co-Promoted Products hereunder and (iii) to research, have researched, develop, have developed, make, have made, use, have used, sell, offer for sale, have sold, import and have imported, for any and all purposes, both alone and together with any Third Party, any product that is not a Product.

7.4.3       No Other Rights.  Except as otherwise expressly set forth in Section 7.1 and 7.2, nothing in this Agreement shall be construed as a grant to a Party of any license or other rights with respect to any Technology (including, without limitation, any Confidential Information) or Patent Rights Controlled (in whole or in part) by the other Party.

7.5          Exclusivity.

7.5.1       Neither Party may either, ***** or ***** a *****, ***** any *****or *****, or ***** in such *****, or any Target against which a ***** is ***** (including without limitation the *****, ***** and *****) for any purpose other than for the performance of such Party’s obligations and responsibilities under the relevant Annual Research Plan or this Agreement, except that (a) Aventis shall have the right to exploit, both within and outside the Collaborative Focus Area, any such *****, subject to Sections 8.2.3 and 8.4.3 of this Agreement, if applicable, for the *****of*****, ***** and *****, and (b) ImmunoGen shall have the right to ***** its ***** to ***** relating to ***** with respect to the *****.

7.5.2       During the *****, ImmunoGen shall not ***** or ***** any ***** or other ***** with a ***** such ***** to ***** (or any portion thereof) in the *****, except for (a) (i) ***** between ***** and ***** as of the ***** relating to ***** and listed on *****, together with a ***** of the ***** of ***** so *****, and (ii) ***** between ***** and ***** with respect to ***** and ***** as of the ***** and listed on *****, and (b) ***** with *****, in addition to those described on *****, ***** into after the *****, not to ***** (*****) in  the ***** (the “*****”), that are ***** to those ***** in ***** (*****) ***** (other than ***** to ***** and *****) that are on a ***** whereby the ***** that is the ***** of such ***** is ***** a ***** or was ***** (as between ***** and such *****) by such *****;*****, the ***** of ***** shall be ***** by ***** (*****) for each ***** that the ***** is extended, up to an ***** of ***** (*****) *****.  In addition, during the *****, ***** shall not ***** any ***** and ***** in the *****, other than with a *****.

7.5.3       During the *****, ***** not ***** into any ***** with a ***** that ***** the ***** to such ***** of exclusive rights to ***** (or any portion thereof) with respect to an entire therapeutic indication or disease without *****; provided that, following the *****, ***** ability to ***** into any ***** shall ***** to the other ***** contained in this *****.

7.5.4       During the Term of this Agreement, ImmunoGen shall not, either alone or with a Third Party, develop, manufacture or commercialize (i) any ***** or ***** that is ***** in a ***** or that is ***** a ***** (or any ***** of the ***** of any *****), or (ii) any *****, except in each case (a) in the performance of its obligations and responsibilities under the relevant Annual Research Plan or this Agreement, (b) to the extent included in a Dropped Product pursuant to Section 3.7 or (c) as necessary to ***** its ***** to ***** relating to the ***** with respect to *****.

7.5.5       During the period commencing on the Effective Date and ***** the ***** of the ***** of  ***** or ***** of the *****, ImmunoGen shall not, either alone or with a Third Party, develop, manufacture or commercialize any TAP Antibody where the Effector Molecule of such TAP Antibody is from the taxane class of molecules, except (i) in the performance of its obligations and responsibilities under the relevant Annual Research Plan or this Agreement, (ii) to the extent included in a Dropped Product pursuant to Section 3.7, or (iii) as necessary to ***** its ***** to a ***** relating to the ***** permitting such ***** to ***** to the relevant ***** or *****, as the case may be, with an ***** from the ***** of *****.

7.6          Section 365(n) of the Bankruptcy Code.  All rights and licenses granted under or pursuant to any Section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code.  The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code.  Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

ARTICLE 8

FINANCIAL PROVISIONS

8.1          Upfront Research Payment.  In connection with the funding of research of Products, Aventis shall pay ImmunoGen, within three (3) Business Days of the execution of this agreement, Twelve Million Dollars ($12,000,000), which amount shall be non-refundable and non-creditable.  For purposes of clarity, in no event shall payments under this Section 8.1 be credited against the amounts payable under Section 2.5.3 of this Agreement.

8.2          Payments.  As additional funding of research of Products, Aventis shall pay ImmunoGen the non-refundable and non-creditable amounts set forth below within ***** (*****) ***** following the first occurrence of each event specified below, together with a copy of any applicable Regulatory Approval letter in connection therewith (each, an “Event”):

8.2.1       Events and Payments Related to Licensed Products.

(a)           *****.  ***** ($*****) upon ***** of ***** of ***** for the ***** of a *****.

(b)           *****.  ***** ($*****) upon ***** of ***** of ***** for the ***** of a *****.

(c)           *****.  ***** ($*****) upon ***** of ***** of ***** for the ***** of a *****.

(d)           *****.  ***** ($*****) upon ***** by ***** of the ***** with the ***** with respect to a *****.

(e)           *****.  ***** ($*****) upon ***** of the ***** by the ***** with respect to a *****; provided that if, at the ***** of *****, the ***** by Section ***** above was ***** to the ***** that ***** had been ***** on any ***** at the time of *****, then the ***** to be ***** by ***** under this Section 8.2.1(e) shall be ***** by ***** ($*****) for a ***** under this subsection (e) of ***** ($*****).

(f)            *****.  ***** ($*****) upon ***** of the ***** and ***** of a ***** in any ***** of the *****, whether by the ***** (by the ***** for ***** of ***** (*****)) in the ***** or by the ***** in the ***** of the ***** in the *****.

(g)           *****.  ***** ($*****) upon ***** of the ***** and ***** of a ***** in *****.

For purposes of clarification, (i) each of the ***** shall be ***** and upon the ***** of each ***** for each *****, ***** of the ***** of ***** of each ***** for such *****, (ii) ***** or ***** shall be ***** the ***** for purposes of this Section 8.2.1 if ***** are ***** at the *****, (iii) *****, *****, ***** or ***** for a ***** for which a ***** has been made shall not *****, (iv) in no event shall ***** under this Section 8.2.1 be ***** any ***** under Section ***** of this Agreement, and (v) “*****” with respect to a ***** shall mean the ***** the ***** is ***** with a ***** in *****.

8.2.2       Events and Payments Related to Collaboration Products.

(a)           *****.  ***** ($*****) upon the ***** by the ***** pursuant to Section ***** of a ***** as an ***** for ***** into a *****.

(b)           *****.  ***** ($*****) upon ***** of ***** of ***** for the ***** of a *****.

(c)           *****.  ***** ($*****) upon ***** of ***** of ***** for the ***** of a *****.

(d)           *****. ***** ($*****) upon ***** of ***** of ***** for the ***** of a *****.

(e)           *****.  ***** ($*****) upon ***** by ***** of the ***** with the ***** with respect to a *****.

(f)            *****.  ***** ($*****) upon ***** of the ***** by the ***** with respect to a *****; provided that if, at the ***** of *****, the ***** required by Section ***** above was ***** to the ***** that ***** had been ***** on any ***** at the time of *****, then the ***** to be ***** by ***** under this Section 8.2.2(f) shall be ***** by ***** ($*****) for a ***** under this subsection (f) of ***** ($*****).

(g)           *****.  ***** ($*****) upon ***** of the ***** and ***** of a ***** in any ***** of the *****, whether by the ***** (by the ***** for ***** of ***** (*****)) in the ***** or by the ***** in the ***** of the ***** in the *****.

(h)           *****.  ***** ($*****) upon ***** of the ***** and ***** of a ***** in *****.

For purposes of clarification, (i) each of the ***** shall be made ***** and upon the ***** of each ***** for each *****, ***** of the ***** of ***** of each ***** (ii) ***** or ***** shall be *****the *****for purposes of this Section 8.2.2 if such *****are *****at the*****, (iii) *****, *****, ***** or ***** for a ***** shall not *****, (iv) in no event shall ***** under this Section 8.2.2 be ***** any ***** under Section ***** of this Agreement and (v) “*****” with respect to a ***** shall mean the ***** the ***** is ***** with of a ***** in *****.

8.2.3       *****.  If (i) the ***** for such ***** constitutes ***** and is not a *****, (ii) a ***** for such ***** is ***** under this Agreement but such ***** becomes a ***** after an ***** has been ***** with respect thereto and (iii) the ***** by ***** of such ***** would ***** a ***** under the *****, then:

(a)           *****.  ***** ($*****) upon ***** of  ***** of ***** for the ***** of *****.

(b)           *****.  ***** ($*****) upon ***** of  ***** of ***** for the ***** of *****.

(c)           *****.  ***** ($*****) upon the ***** in the ***** by ***** of *****.

(d)           *****.  ***** ($*****) upon the ***** by ***** in any ***** of the ***** of *****.

(e)           *****.  ***** ($*****) upon the ***** by ***** in ***** of *****.

For purposes of clarification, (i) each of the ***** shall be made ***** and upon the ***** of each ***** for each *****, ***** of the ***** of ***** of each *****, (ii) ***** (*****) or ***** shall be ***** the ***** for purposes of this Section 8.2.3 if such ***** are ***** at the *****, (iii) *****, *****, ***** or ***** for an ***** shall not *****, (iv) in no event shall ***** under this Section 8.2.3 be ***** any ***** under Section ***** of this Agreement and (v) “*****” with respect to a ***** shall mean the ***** the ***** is ***** with ***** in *****.

8.3          Determination That Payments Are Due.  Aventis shall provide ImmunoGen with prompt written notice upon its achievement of each of the Events set forth in Section 8.2 of this Agreement.  In the event that, notwithstanding the fact that Aventis has not given any such notice, ImmunoGen believes any such Event has occurred, it shall so notify Aventis and the Joint Development Committee in writing, and shall provide to Aventis and the Joint Development Committee the data and information demonstrating that the conditions for payment have been achieved.  Within ***** (*****) ***** of its receipt of such notice, the Joint Development Committee shall review the data and information and shall certify in writing whether or not the conditions for payment have been achieved.  Any negative determination shall be accompanied by a detailed explanation of the reasons therefor.

8.4          Royalties.

8.4.1       Licensed Products.  Subject to the provisions of this Section 8.4, Aventis shall pay the following royalties (“Licensed Product Royalties”) on a Licensed Product-by-Licensed Product basis based on aggregate, worldwide, annual Net Sales of each Licensed Product, as follows:

(a)           ***** (*****) of that ***** of ***** of such ***** that is ***** than or ***** to $***** in a *****.

(b)           ***** (*****) of that ***** of ***** of such ***** that is ***** than $***** but ***** than or ***** to $***** in a *****.

(c)           ***** (*****) of that ***** of ***** of such ***** that is ***** than $***** in a *****.

8.4.2       Collaboration Products.  Subject to the provisions of this Section 8.4, Aventis shall pay the following royalties (“Collaboration Product Royalties”) on a Collaboration Product-by-Collaboration Product basis based on aggregate, worldwide, annual Net Sales of each Collaboration Product, as follows:

(a)           ***** (*****) of that ***** of ***** of such ***** that is ***** than or ***** to $***** in a *****.

(b)           ***** (*****) of that ***** of ***** of such ***** that is ***** than $***** but ***** than or ***** to $***** in a *****.

(c)           ***** (*****) of that ***** of ***** of such ***** that is ***** than $***** in a *****.

8.4.3       *****.  Subject to the provisions of this Section 8.4.3, Aventis shall pay the following royalties (“*****” and together with the ***** and the *****, the “*****”) on a ***** - ***** based on *****, *****, ***** of each *****, as follows:

(a)           If (i) the ***** for such ***** constitutes ***** and is either (x) a ***** or (y) a ***** for a ***** that is ***** prior to the ***** of an ***** with respect thereto and (ii) the ***** by ***** of such ***** would ***** a ***** under the *****, then ***** (*****) of the ***** of such *****;

(b)           If (i) (A) the ***** for such ***** constitutes ***** and is not a *****, (B) a ***** for such ***** is ***** and ***** under this Agreement for which ***** and ***** will be ***** under this Agreement, and (C) the ***** by ***** of such ***** would ***** a ***** under the *****, or (ii) the ***** meets the ***** set forth in Section *****, then (x) ***** (*****) of that ***** of ***** of such ***** that is ***** than or ***** to $***** in a *****, (y) ***** (*****) of that ***** of ***** of ***** that is ***** than $***** but ***** than or ***** to $***** in a *****, and (z) ***** (*****) of that ***** of ***** of such ***** that is ***** than $***** in a *****.

(c)           If (i) the ***** for such ***** is brought to the ***** by ***** from a ***** and constitutes ***** of such *****, (ii) the ***** by ***** of such ***** would ***** a ***** of a ***** of such ***** such ***** and (iii) no other ***** are due and payable pursuant to Section ***** or ***** hereof with respect to such *****, then ***** (*****) of the ***** of such *****.

8.4.4       Royalty Term.

(a)           Subject to the provisions of Section 8.4.5 below, with respect to Products containing TAP Antibodies, Aventis shall pay to ImmunoGen the Royalties set forth in Sections 8.4.1 and 8.4.2 on a Product-by-Product basis and a country-by-country basis for so long as there exists in such country a Valid Claim within any ImmunoGen Patent Rights or Program Patent Rights ***** the ***** of ***** (i.e., ***** per se ***** only) of any ***** or ***** of such ***** Product, or, if longer, until the ***** (*****) ***** of the First Commercial Sale of such Product in a given country; provided that, subject to Section 8.4.5(d), such Royalties shall be ***** by ***** (e.g. a ***** (*****) ***** shall be ***** to ***** and ***** (*****)) solely for that portion of the royalty payment term during which no such ***** exists in such *****.

(b)           Subject to the provisions of Section 8.4.5 below, with respect to Products other than those containing TAP Antibodies, Aventis shall pay to ImmunoGen the Royalties set forth in Sections 8.4.1 and 8.4.2 on a Product-by-Product basis and a country-by-country basis for so long as there exists in such country a Valid Claim within any ImmunoGen Patent Rights or Program Patent Rights which ***** the *****, a ***** thereof or the ***** of ***** of such ***** in such *****, or, if *****, until the ***** (*****) ***** of the ***** of such ***** in a given country; provided that, subject to Section 8.4.5(d), such Royalties shall be ***** by ***** (e.g. a ***** (*****) ***** shall be ***** to ***** and ***** (*****)) solely for that portion of the royalty payment term during which no such ***** exists in such *****.

(c)           Subject to the provisions of Section 8.4.5 below, with respect to *****, ***** shall ***** to ***** the ***** set forth in Section ***** on a ***** basis and a ***** basis for so long as there ***** in such ***** a ***** under the ***** (or under a ***** of a ***** in the case of Section *****) which ***** the ***** of such ***** in such *****.

(d)           For purposes of clarity, Royalties are determined on a country-by-country basis such that, if Aventis is no longer obligated to pay a Royalty in a given country with respect to a Product, ***** from the sale of such Product in such country shall not be ***** in *****, or the *****, under Sections 8.4.1, 8.4.2 and 8.4.3 above.

8.4.5       Additional Royalty Reductions.  The Royalties payable hereunder shall be subject to the following additional reductions:

(a)           If (i) ***** is ***** to ***** a ***** under ***** of a ***** in order to ***** the ***** thereof, or other ***** of a ***** in order to ***** thereof, in either case, in connection with the*****, ***** or ***** of a ***** (other than ***** or ***** related to the ***** of *****generally), and (ii) such ***** would be required by any company desiring to *****, ***** or ***** that incorporate the ***** related to *****, *****or *****of *****or*****, then, subject to Section 8.4.5(c), Aventis may ***** the ***** of any *****, ***** or other ***** made to such ***** for such *****.  Aventis shall use *****to *****any such ***** on ***** that, in ***** determination, are as ***** as then available.

(b)           If a ***** (other than ***** required under Section 8.4.5(a)) under ***** or other ***** of a ***** (other than ***** or ***** related to the ***** of ***** generally) is necessary to ***** or ***** a *****, then, subject to Section 8.4.5(c), ***** may ***** of the amount of any *****, ***** or other ***** made by ***** to such ***** for such ***** from Royalties payable hereunder; provided, that (i) the foregoing reduction shall not apply to any ***** or ***** rights ***** subject matter whose ***** is a ***** in the ***** of ***** of *****, unless ***** an ***** in such ***** of ***** for the future Development or Commercialization of the Product, in which case, if such ***** is applied to ***** of *****, other than the Product, then such Royalty reduction shall be based on a ***** of the license to the Product; and (ii) in no event shall ***** provisions of this Section 8.4.5(b) ***** the ***** (in each *****) hereunder by more than ***** (*****) *****.  To the extent any such ***** or other ***** (other than *****) ***** by ***** under this Section 8.4.5(b) are not able to be ***** by ***** in the ***** in which they are ***** by *****, then ***** may continue such ***** in ***** until such ***** or other ***** is *****.

(c)           In no event shall all ***** provisions of Sections 8.4.4 and 8.4.5(a) and (b) ***** the ***** hereunder to ***** than ***** (*****) of *****.

(d)           All Royalties then in effect on a Product in a particular country shall be ***** by ***** (e.g., a ***** (*****) ***** shall be ***** to ***** and ***** (*****)) during the ***** (as defined below) in the event that a ***** sells a ***** (as defined below) in such *****.  For purposes of this Section 8.4.5(d), a “*****” shall mean a *****, other than any ***** on the ***** as of the Effective Date, which includes an ***** or *****, as applicable, that is ***** against the ***** as a ***** and the term “*****” shall mean the ***** during which the ***** of the ***** by such ***** in the relevant ***** are ***** to at ***** (*****) of ***** or ***** of the relevant ***** in such *****.

(e)           All Royalties then in effect on a Product in a particular country shall ***** on the ***** of (i) the ***** on which the ***** of ***** in such ***** are ***** to at least ***** (*****) of ***** or ***** of the relevant ***** in such *****, or (ii) the ***** on which a ***** is ***** in such country where the laws or regulations of such ***** permit ***** of ***** of a *****.  For purposes of this Section 8.4.5, a “*****” shall mean a ***** that ***** the same ***** as a ***** (*****may vary) and is ***** to such *****.

(f)            If ***** reasonably and in good faith believes that a ***** is required in order to permit Aventis to Commercialize a Product in a particular ***** with a *****, ***** may notify ***** of such belief and its basis therefor and, if such notification is made, the Parties shall ***** as ***** as ***** to discuss in good faith whether a ***** to the ***** for such ***** in such ***** is appropriate.

8.4.6       Development Costs.  Except as otherwise provided in this Agreement, Development costs for all Products shall be borne one hundred percent (100%) by Aventis.

ARTICLE 9

ROYALTY PAYMENTS; REPORTING; BOOKS AND RECORDS

9.1          Reports and Payments.

9.1.1       Statements and Payment.  Aventis shall deliver to ImmunoGen, within thirty (30) days after the end of each Calendar Quarter, a report setting forth for such Calendar Quarter the following information for each Product: (i) Net Sales of such Product or *****, on a country-by-country basis, (ii) the basis for any reductions to the Royalties payable due to the application of Sections 8.4.3 and 8.4.4, as applicable (iii) the Royalties due to ImmunoGen on account of sales of such Product or *****, and (iv) the exchange rates used in calculating any of the foregoing.  The total Royalties due on account of sales of Products or ***** during such Calendar Quarter, plus any amounts due as reimbursement for ***** pursuant to Section 6.6, shall be remitted at the ***** is *****.

9.1.2       Taxes and Withholding.  Any payments made by Aventis to ImmunoGen under this Agreement shall be free and clear of any taxes, duties, levies, fees or charges, and such amounts shall be reduced by the amount required to be paid or withheld pursuant to any applicable law, including, but not limited to, United States federal, state or local tax law (“Withholding Taxes”).  Any such Withholding Taxes required by law to be paid or withheld shall be an expense of, and borne solely by, ImmunoGen.  Aventis, as applicable, shall submit to ImmunoGen reasonable proof of payment of the Withholding Taxes, together with an accounting of the calculations of such taxes, within ***** (*****) ***** after such Withholding Taxes are remitted to the proper authority.  The Parties will cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment.

9.1.3       Currency Exchange.  With respect to Net Sales invoiced or expenses incurred in U.S. dollars, the Net Sales or expense amounts and the amounts due to ImmunoGen hereunder shall be expressed in U.S. dollars.  With respect to Net Sales invoiced or expenses incurred in a currency other than U.S. dollars, the Net Sales or expense shall be expressed in the domestic currency of the entity making the sale or incurring the expense, together with the U.S. dollar equivalent, calculated using the arithmetic average of the spot rates on the last Business Day of each month of the Calendar Quarter in which the Net Sales were made or the expense was incurred.  The “closing mid-point rates” found in the “Dollar spot forward against the Dollar” table published by The Financial Times, or any other publication as agreed to by the Parties, shall be used as the source of spot rates to calculate the average as defined in the preceding sentence.  All payments shall be made by wire transfer in U.S. dollars to the credit of such bank account as shall be designated at least five (5) Business Days in advance by ImmunoGen in writing to Aventis.

9.1.4       Maintenance of Records; Audit.  For a period of ***** (*****) *****, Aventis shall keep and maintain, and shall require its respective Affiliates and sublicensees to keep and maintain, such accurate and complete books and records in connection with the sale of Products hereunder, as are necessary to allow the accurate calculation consistent with generally accepted accounting principles of the Royalties due to ImmunoGen, including any records required to calculate any royalty adjustments hereunder.  ***** per *****, ImmunoGen shall have the right to engage an independent certified public accounting firm of nationally recognized standing and reasonably acceptable to Aventis, which shall have the right to examine in confidence the relevant books and records of Aventis and its respective Affiliates and sublicensees as may be reasonably necessary to determine and/or verify the amount of Royalty payments due hereunder.  Such examination shall be conducted, and Aventis shall make its records available, during normal business hours, after at least ***** (*****) ***** prior written notice to Aventis, as applicable, and shall take place at the facility(ies) where such records are maintained.  Each such examination shall be limited to pertinent books and records for any year ending not more than ***** (*****) ***** prior to the date of request; provided, that, ImmunoGen shall not be permitted to audit the same period of time more than once.  Before permitting such independent accounting firm to have access to such books and records, Aventis may require such independent accounting firm and its personnel involved in such audit, to sign a confidentiality agreement (in form and substance reasonably acceptable to each of the Parties) as to any confidential information which is to be provided to such accounting firm or to which such accounting firm will have access, while conducting the audit under this paragraph.  The ImmunoGen independent accounting firm will prepare and provide to each Party a written report stating whether the Royalty reports submitted and Royalties paid are correct or incorrect and the specific details concerning any discrepancies.  Such accounting firm may not reveal to ImmunoGen any information learned in the course of such audit other than the amount of any such discrepancies.  ImmunoGen agrees to hold in strict confidence all information disclosed to it, except to the extent necessary for ImmunoGen to enforce its rights under this Agreement or if disclosure is required by law.  In the event there was an underpayment by Aventis hereunder, Aventis shall promptly (but in no event later than ***** (*****) ***** after such Party’s receipt of the independent auditor’s report so correctly concluding) make payment to ImmunoGen of any shortfall.  In the event that there was an overpayment by Aventis hereunder, ImmunoGen shall promptly (but in no event later than ***** (*****) ***** after ImmunoGen’s receipt of the independent auditor’s report so correctly concluding) refund to Aventis the excess amount.  ***** shall bear the ***** of such audit unless such audit discloses an underreporting by Aventis of more than ***** (*****) of the aggregate amount of Royalties in any ***** (*****) ***** period, in which case, Aventis shall reimburse ImmunoGen for all costs incurred by ImmunoGen in connection with such examination and audit.

9.1.5       Overdue Royalties. In the event that any payment for Royalties due hereunder is not made when due, the payment shall accrue interest from the date due at a rate equal to the average one-month London Interbank Offered Rate (LIBOR) for the US Dollar, as published by The Financial Times or any other publication as mutually agreed to by the Parties, plus one hundred (100) basis points, calculated on the number of days between the actual date the payment is made and the date the payment was due; provided, however, that in no event shall such rate exceed the maximum annual interest rate permitted under applicable Law.

ARTICLE 10

INTELLECTUAL PROPERTY OWNERSHIP,
PROTECTION AND RELATED MATTERS

10.1        Aventis Intellectual Property Rights.  Aventis shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Aventis Intellectual Property, with full rights to license or sublicense, subject to the licenses to ImmunoGen as set forth herein and subject to the provisions of Section 7.5.

10.2        ImmunoGen Intellectual Property Rights.  ImmunoGen shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all ImmunoGen Intellectual Property, with full rights to license or sublicense, subject to the licenses to Aventis as set forth herein and subject to the provisions of Section 7.5.

10.3        Program Intellectual Property Rights.  ***** shall have ***** and ***** of all *****, subject to ***** granted to ***** as set forth herein and subject to the provisions of Section *****.

10.4        Prosecution and Maintenance of Patent Rights.

10.4.1     Aventis shall be responsible for (a) preparing, filing and prosecuting patent applications (including reissue, continuing, divisional, and substitute applications and any foreign counterparts thereof), (b) for maintaining any Patent Rights, and (c) for managing any interference or opposition proceedings relating to the foregoing (“Patent Prosecution”) Covering any Aventis Intellectual Property or Program Intellectual Property.  ImmunoGen shall be responsible for Patent Prosecution for ImmunoGen Intellectual Property.  All Patent Prosecution expenses, including attorneys’ fees, incurred by a Party in the performance of Patent Prosecution shall be borne by such Party.

10.4.2     Except with respect to Aventis Intellectual Property, with respect to which ImmunoGen shall not have rights under this Section, if the prosecuting Party elects not to continue pursuing Patent Prosecution with respect to any rights within Patent Rights (and the other Party has rights under such Patent Right), then the prosecuting Party shall notify the other Party in writing of such election at least ***** (*****) ***** prior to the last available date for action to preserve such Patent Rights.  If such other Party elects to continue Patent Prosecution, such other Party may do so at its sole expense.  If ImmunoGen is the Party that elects not to continue pursuing Patent Prosecution and Aventis elects to continue such Patent Prosecution, then (a) such affected Patent Rights shall not be considered a Valid Claim hereunder and no Royalties shall be payable by Aventis to ImmunoGen hereunder with respect to the affected Patent Rights in such country and (b) Aventis shall be entitled to offset the costs of such Patent Prosecution against Royalties, if any, due to ImmunoGen hereunder for sales of Products in such country.  For clarity, in the event that Aventis incurs such costs of Patent Prosecution and there are not sufficient Royalties to fully offset such costs in the ***** in which such costs are incurred, ImmunoGen shall have no obligation to make a payment to Aventis for such costs;

provided that, Aventis may continue such offsets in subsequent ***** until such costs are fully recovered.

10.5        Cooperation.  Each Party hereby agrees:

10.5.1     to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable the prosecuting Party to undertake Patent Prosecution,

10.5.2     to provide the other Party with copies of all material correspondence with the U.S. Patent and Trademark Office or its foreign counterparts pertaining to Patent Prosecution for Program Patent Rights and Patent Rights Covering ImmunoGen Technology Improvements as to which such Party has a license under this Agreement reasonably in advance of any relevant filing deadline or intended filing date for such other Party to review and comment thereon, to incorporate, absent a substantial reason to the contrary, the non-filing Party’s comments on such filing before submitting such filing to the relevant patent authority, and to provide the other Party a copy of all material notices received from a patent authority with respect thereto;

10.5.3     to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Program Patent Rights; and

10.5.4     to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the Patent Prosecution of the other Party’s patent applications.

10.6        Third Party Infringement.

10.6.1     Notice.  Each Party shall promptly provide the other Party with written notice reasonably detailing any known or alleged infringement by a Third Party of Program Patent Rights, Aventis Patent Rights, ImmunoGen Patent Rights or Patent Rights Covering either ImmunoGen Technology Improvements or Aventis Technology Improvements.

10.6.2     Products.

(a)           ***** shall have the first right, but not the obligation, to institute and direct legal proceedings against any Third Party believed to be infringing the Program Patent Rights.  All costs, including attorneys’ fees, relating to such legal proceedings shall be borne by *****.

(b)           ***** shall have the first right, but not the obligation, to institute and direct legal proceedings against any Third Party believed to be infringing the ImmunoGen Patent Rights or Patent Rights Covering ImmunoGen Technology Improvements.  All costs, including attorneys’ fees, relating to such legal proceedings shall be borne by *****.

(c)           Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 10.6.2, shall be applied as follows:

(i)            First, to reimburse the Parties for their respective costs and expenses (including reasonable attorneys’ fees and costs) incurred in prosecuting such enforcement action;

(ii)           Second, to Aventis in reimbursement for lost sales associated with Products and to ImmunoGen in reimbursement for lost Royalties owing hereunder based on such lost sales;

(iii)         Third, any amounts remaining shall be allocated as follows:  (a) if ImmunoGen is the Party bringing such suit or proceeding or taking such other legal action, ***** (*****) to ImmunoGen, (b) if Aventis is the Party bringing such suit or proceeding or taking such other legal action, ***** (*****) to Aventis, and (c) if the suit is brought jointly, ***** (*****) to each Party.

10.6.3     Cooperation In Patent Infringement Proceedings.  In the event that either Aventis or ImmunoGen takes action pursuant to this Section 10.6, the other Party shall cooperate to the extent reasonably necessary and at the first Party’s sole expense.  Upon the reasonable request of the Party bringing such action, such other Party shall join the suit and shall be represented in any such legal proceedings using counsel of its own choice, at the first Party’s expense.  Neither Party shall settle any claim or proceeding relating to Program Patent Rights, ImmunoGen Patent Rights or Patent Rights Covering ImmunoGen Technology Improvements Controlled in whole or in part by the other Party or licensed under this Agreement to the other Party without the prior written consent of such other Party, which consent shall not be unreasonably withheld.

10.6.4     Back-Up Enforcement Rights.  If the Party having the first right under this Section 10.6 with respect to a Program Patent Right, ImmunoGen Patent Right or Patent Rights Covering ImmunoGen Technology Improvements fails to institute and prosecute an action or proceeding to abate the infringement within a period of ***** (*****) ***** after receiving written notice or otherwise having knowledge of the infringement as provided above (or ***** (*****) ***** if such action is brought under the Hatch-Waxman Act), then the other Party shall have the right, but not the obligation, to bring and prosecute any such action if it is licensed under such Patent Right pursuant to this Agreement, or Controls such Patent Right.  Any recovery of damages and costs in any such action brought pursuant to this Section 10.6.4 shall be shared by the Parties equally to the extent arising out of the competitive product infringement that gave rise to a Party’s ability to bring such action under this Section 10.6.

10.7        Other Intellectual Property Infringement.

10.7.1     Notice.

(a)           Each Party shall notify the other in writing of any allegations it receives from a Third Party that Program Intellectual Property, ImmunoGen Intellectual Property, Aventis Intellectual Property or any Product infringes the intellectual property rights of such Third Party.  Such notice shall be provided promptly, but in no event after more than ***** (*****) *****, following receipt of such allegations.

(b)           In the event that a Party receives notice that it or any of its Affiliates have been individually named as a defendant in a legal proceeding by a Third Party alleging infringement of a Third Party patent or other intellectual property right as a result of the manufacture, production, use, development, sale or distribution of Program Intellectual Property, ImmunoGen Intellectual Property or any Product, such Party shall immediately notify the other Party in writing and in no event notify them later than ***** (*****) ***** after the receipt of such notice.  Such written notice shall include a copy of any summons or complaint (or the equivalent thereof) received regarding the foregoing.

(c)           Each Party shall provide to the other Party copies of any allegations of alleged patent invalidity or non-infringement of a patent or patents with respect to Program Intellectual Property, ImmunoGen Intellectual Property or any Product pursuant to a Paragraph IV Patent Certification or equivalent certification by a Party filing for an approval of a generic product.  Such copies shall be provided promptly, but in any event within ***** (*****) *****, of receipt of such certification.

(d)           Each Party shall provide to the other Party copies of any notices it receives from Third Parties regarding any patent nullity actions, any declaratory judgment actions, any alleged infringement of Program Intellectual Property, ImmunoGen Intellectual Property or any Product.  Such notices shall be provided promptly, but in no event after more than ***** (*****) *****, following receipt thereof.

10.7.2     In all cases where a claim is made by a Third Party and for which notice was given in accordance with Section 10.7.1, ***** shall determine the appropriate course of action for such Product.

10.8        Marks for Products.

10.8.1     Aventis shall own all trademarks and service marks associated with Commercializing a Product (collectively, “Marks”).  Aventis shall also own any domain names including any Marks.  Under no circumstances shall Aventis acquire any rights under this Section 10.8 in any trademark or service mark including the word “ImmunoGen.”

10.8.2     Aventis shall grant to ImmunoGen a license to such Marks solely for the purposes of performing its obligations and exercising its rights, if any, relating to the Commercialization of a Co-Promoted Product in the Territory.

10.8.3     Except as expressly stated in this Agreement, ImmunoGen shall not have any right, title, interest or other license in or to any of the Marks, and all uses of such Marks shall inure solely to the benefit of Aventis.

10.8.4     ImmunoGen agrees not to contest the validity of, by act or omission jeopardize, or take any action inconsistent with, Aventis’ rights or goodwill in any of its Marks in any country, including, without limitation, attempted registration of any such Mark, or use or attempted registration of any confusingly similar names, trademarks or logos.

10.8.5     In the event that ImmunoGen becomes aware of any infringement of a Mark in the United States by a Third Party, it shall promptly notify Aventis.

ARTICLE 11

CONFIDENTIALITY; NON-SOLICITATION

11.1        Confidential Information.  Except in connection with the activities contemplated by this Agreement, Confidential Information disclosed by a Party to the other Party during the term of this Agreement shall not be used by the receiving Party, shall be maintained in confidence by the receiving Party and shall not otherwise be disclosed by the receiving Party to any other person, firm, or agency, governmental or private (other than a Party’s Affiliates), without the prior written consent of the disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):

11.1.1     was known or used by the receiving Party or its Affiliates prior to its date of disclosure to the receiving Party; or

11.1.2     either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party or its Affiliates by sources other than the disclosing Party rightfully in possession of the Confidential Information; or

11.1.3     either before or after the date of the disclosure to the receiving Party or its Affiliates becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the receiving Party, its Affiliates or its sublicensees; or

11.1.4     is independently developed by or for the receiving Party or its Affiliates without reference to or reliance upon the Confidential Information.  In addition, the provisions of this Section 11.1.4 shall not preclude the receiving Party or its Affiliates from disclosing Confidential Information to the extent such Confidential Information is required to be disclosed by the receiving Party or its Affiliates to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving Party provides prior written notice of such disclosure to the disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.  Specific information shall not be deemed to be within any of the foregoing exclusions merely because it is embraced by more general information falling within these exclusions.

11.2        Exception for Disclosure of Tax Treatment.  Notwithstanding anything else in this Agreement to the contrary, each Party hereto (and each employee, representative, or other agent of any Party) may disclose to any and all persons, without limitation of any kind, the Federal income tax treatment and Federal income tax structure of any and all transaction(s) contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any Party (or to any employee, representative, or other agent of any party) relating to such tax treatment or tax structure, provided, however, that this authorization of disclosure shall not apply to restrictions reasonably necessary to comply with securities laws.  This authorization of disclosure is retroactively effective immediately upon commencement of the first discussions regarding the transactions contemplated herein, and the Parties aver and affirm that this tax disclosure authorization has been given on a date which is no later than thirty (30) days from the first day that any Party hereto (or any employee, representative, or other agent of any party hereto) first made or provided a statement as to the potential tax consequences that may result from the transactions contemplated hereby.

11.3        Employee and Advisor Obligations.  ImmunoGen and Aventis each agree that they shall provide Confidential Information received from the other Party only to their respective employees, consultants and advisors, and to the employees, consultants and advisors of such Party’s Affiliates, who have a need to know and have a written obligation to treat such information and materials as confidential in a substantially similar manner to that reflected in the confidentiality obligations of the Parties contained herein.

11.4        Term.  All obligations of confidentiality imposed under this Article 11 shall expire ***** (*****) ***** following termination or expiration of this Agreement.

11.5        Publications.  Each Party shall consult with the other Party prior to the submission of any manuscript for publication if the publication will contain any Confidential Information of the other Party, unless the applicable laws and regulations prohibit such consultation.  Such consultation shall include providing a copy of the proposed manuscript to the other Party at least ***** (*****) ***** prior to the proposed date of submission to a publisher, incorporating appropriate changes proposed by the other Party regarding its Confidential Information into the manuscript submission and deleting all Confidential Information of the other Party as it may request; provided however, that the other Party’s review hereunder shall be deemed to be completed at the end of such ***** (*****) ***** period.  The review period shall be extended for an additional ***** (*****) ***** in the event the non-publishing Party can demonstrate a reasonable need for such extension including, but not limited to, the preparation and filing of patent applications.  Each Party shall provide to the other Party the opportunity to review any proposed abstracts, manuscripts or summaries of presentations which cover the results of the Research Program or of the Development of a Product.  Each Party shall designate a person who shall be principally responsible for approving such publications.

11.6        Prohibition on Solicitation.  Without the written consent of the other Party, neither Party nor its Affiliates shall, during the Research Program Term and for a period of one year following the expiration or termination of the Research Program Term, solicit (directly or indirectly) any person who was employed by the other Party or its Affiliates at any time during the Research Program Term and was primarily dedicated to the Research Program to terminate his or her employment with such Party or its Affiliates and become employed by such other Party.  This provision shall not restrict either Party or its Affiliates from advertising employment opportunities in any manner that does not directly target the other Party or its Affiliates.

ARTICLE 12

TERM AND TERMINATION

12.1        Term.

12.1.1     This Agreement shall become effective as of the Effective Date and, unless earlier terminated by mutual agreement of the Parties or as set forth in this Article 12, this Agreement will continue in full force and effect on a country-by-country and product-by-product basis until the obligation to pay royalties with respect to the sale of such product in such country expires or is earlier terminated in accordance with the terms hereof.

12.1.2     On a country-by-country basis and on a Product-by-Product basis and a ***** -by- ***** basis, upon the scheduled expiration (as contemplated in Section 8.4.4) of Aventis’ obligation to pay Royalties with respect to the sale of such Product or ***** in such country, the licenses granted under Section 7.1, with respect to a given Product or ***** shall become fully paid up, royalty-free, perpetual and irrevocable.

12.1.3     On a country-by-country basis and on a Dropped Product-by-Dropped Product basis, upon the scheduled expiration (as contemplated in Section 3.8.5) of ImmunoGen’s obligation to pay royalties with respect to the sale of such product in such country, the licenses granted under Section 7.2.5 shall become fully paid up, royalty-free, perpetual and irrevocable.

12.2        Material Breach; Termination.

12.2.1     Material Breach.  If either Party believes that the other Party (the “Breaching Party”) is in material breach of this Agreement (including without limitation any material breach of a representation or warranty made in this Agreement), then the non-breaching Party may deliver notice to the Breaching Party specifying the material breach.  For all breaches other than a failure to make a payment set forth in Article 8, the allegedly Breaching Party shall have ***** (*****) ***** to either cure such breach or, if cure cannot be reasonably effected within such ***** (*****) ***** period, to deliver to the other Party a plan for curing such breach that is reasonably sufficient to effect a cure within ***** (*****) *****.  Such a plan shall set forth a program for achieving cure as rapidly as practicable.  Following delivery of such plan, the Breaching Party shall use diligent efforts to carry out the plan and cure the breach.  For any breach arising from a failure to make a payment set forth in Article 8 hereof, the allegedly Breaching Party shall have ***** (*****) ***** to cure such breach.  If any material breach is not cured as specified above, then the provisions of Sections 12.2.2, 12.2.3, 12.2.4 and 12.2.5 shall apply.

12.2.2     Consequences of Material Breach by Aventis Relating to the Research Program.  If a material breach of Aventis relates to the Research Program and is not cured in accordance with Section 12.2.1, then ImmunoGen shall have the right to terminate the Research Program.  Upon such termination, this Agreement shall continue in full force and effect with respect to Aventis’ further Development and Commercialization of any Product then existing at a ***** or ***** (including the payment of Royalties and Event based payments).  For purposes of clarity, if ImmunoGen terminates the Research Program:

(a)           the licenses granted under Sections *****, *****, ***** and ***** shall terminate;

(b)           the provisions of the ***** only of Section ***** shall apply; and

(c)           ImmunoGen will have no further obligations to perform activities under the Research Program or at the direction of the Joint Development Committee and Aventis will have no further funding obligations for the Research Program.

12.2.3     Consequences of Material Breach by ImmunoGen Relating to the Research Program.  If a material breach of ImmunoGen relates to the Research Program and is not cured in accordance with Section 12.2.1, then Aventis shall have the right at its option to reduce or terminate ImmunoGen’s participation in the Research Program by ***** the ***** to ***** the ***** of ***** (which ***** may be to *****) to be utilized in the Research Program and the obligation of Aventis to ***** a ***** of ***** shall terminate.

12.2.4     Consequences of Material Breach by Aventis Relating to a Product.  If the material breach of Aventis relates to the Development or Commercialization of a Product and is not cured in accordance with the provisions of Section 12.2.1, then:

(a)           such Product shall be deemed a Dropped Product;

(b)           ImmunoGen shall have the rights thereto as set forth in Section 3.7; provided that Aventis shall not have the right to receive the royalty set forth in Section 3.8.5 and shall not have the right of first negotiation with respect to such Product as set forth in Sections 3.8.1 through 3.8.4;

(c)           if the Product is then being Commercialized, the Parties will take reasonable steps necessary to ensure that ImmunoGen has sufficient commercial supplies of such Product for a period of ***** (*****) ***** from the effective date of such termination; and

(d)           upon ImmunoGen’s request, Aventis shall grant to ImmunoGen an exclusive, worldwide license to utilize any of the Marks which were used exclusively to market the affected Product in ***** for a ***** from ***** to ***** to be ***** in ***** by the Parties not to ***** a ***** of ***** (*****) of ***** of such Products ***** by ImmunoGen or any of its Affiliates, licenses or sublicenses using any of such Marks.

12.2.5     Consequences of Material Breach by ImmunoGen Relating to a Co-Promoted Product.  If the material breach by ImmunoGen relates to the Commercialization of a Co-Promoted Product and is not cured in accordance with the provisions of Section 12.2.1, then the license set forth in Section 7.2.3 shall terminate with respect to that Co-Promoted Product and ImmunoGen shall have no further right to co-promote that Co-Promoted Product.

12.2.6     Exclusive Remedy.  The rights of the non-breaching Party set forth in Sections 12.2.2 through 12.2.4 shall be the exclusive legal remedy to a Party arising from a material breach other than the failure to make a payment; provided, however, that (i) in addition to the above described legal remedy, the Parties may seek any and all equitable remedies, including without limitation declarative and injunctive relief in accordance with applicable law and (ii) this restriction shall not prevent either Party from seeking indemnification pursuant to Article 15.

12.2.7     Rights of Aventis Upon *****.  At any time during Research Program Term, Aventis may at its option terminate this Agreement in its entirety or terminate the Research Program upon ***** (*****) ***** prior written notice to ImmunoGen in the event that the Joint Research Committee, the Joint Development Committee or the Joint Steering Committee determines that ***** and ***** that could reasonably result from the Research Program would be, ***** on *****, ***** to ***** such that no ***** could ***** be ***** to *****.  If this Agreement or the Research Program is terminated by Aventis pursuant to this Section 12.2.7, then on or before the effective date of such termination, ***** shall ***** to *****, in ***** an ***** to the ***** for ***** specified to be ***** to the ***** under the then ***** for the ***** (*****) ***** the delivery of Aventis’ written notice to ImmunoGen and Aventis shall have ***** for the Research Program and (b) all ***** of ImmunoGen set forth in Sections *****  and ***** of this Agreement shall immediately terminate.  Alternatively, Aventis shall have the option to ***** the ***** to ***** the ***** on ***** other than ***** and to ***** the ***** of ***** to be ***** in the ***** to a number appropriate in light of the ***** to be ***** under such *****, in which case the obligation of Aventis to ***** a ***** of *****.

12.3        Certain Rights Upon Scheduled Expiration of the Research Program Term.  Upon the scheduled expiration of the Research Program Term:

12.3.1     All Antibody Targets that have not been designated as Program Targets and all Program Targets against which no Antibodies or TAP Antibodies have been generated as of the expiration of the Research Program Term shall be deemed to be Dropped Targets and the Parties shall have the rights to such Targets as set forth in Section 2.8.5.  With respect to any such Targets that are ***** by *****, ***** shall have the ***** to ***** that ***** in *****

for a period of ***** (*****) ***** the ***** and ***** of a ***** with respect to such *****.  The consideration for any ***** such ***** shall be as agreed to in such ***** and the ***** and ***** contained herein shall not be ***** with respect thereto.

12.3.2     All *****, all ***** against which such ***** are ***** and all ***** in the ***** of such ***** shall remain subject to the restrictions contained in Section *****, and available to Aventis for ***** and ***** under this Agreement.

12.4        Residual Rights; Survival.  Upon expiration or termination of this Agreement, except as specifically provided herein to the contrary, all rights and obligations of the Parties under this Agreement shall cease, except as follows:

12.4.1     Obligations to pay amounts accruing hereunder up to the date of expiration or termination;

12.4.2     The obligations regarding confidentiality as set forth in Article 11;

12.4.3     All obligations for record keeping and accounting reports;

12.4.4     The Parties’ right to inspect books and records of each other as set forth in Section 9.1.4;

12.4.5     The Parties’ rights with respect to the ownership of intellectual property as set forth in Article 10;

12.4.6     Obligations of defense and indemnity, which obligations shall continue in full force and effect for an unlimited period;

12.4.7     In addition to the provisions of Sections 12.1.2 and 12.1.3, the licenses granted pursuant to Sections *****, *****, *****, *****, *****, *****, *****, ***** and ***** shall survive.

ARTICLE 13

JOINT STEERING COMMITTEE

13.1        Joint Steering Committee.

13.1.1     As soon as practicable after the Effective Date, Aventis and ImmunoGen shall establish a Joint Steering Committee comprised of at least three (3) senior executives of Aventis and at least three (3) senior executives of ImmunoGen.

13.1.2     The Joint Steering Committee shall meet at least two (2) times annually to review the efforts of the Parties in the conduct of the Research Program and Development and Commercialization activities.

13.1.3     The location of such meetings of the Joint Steering Committee shall be as agreed by the Parties.  The Joint Steering Committee may also meet by means of a telephone conference call or by videoconference.

13.1.4     Each Party may change any one or more of its representatives to the Joint Steering Committee at any time upon written notice to the other Party.

13.1.5     Each Party shall use commercially reasonable efforts to cause its representatives to attend the meetings of the Joint Steering Committee.  If a representative of a Party is unable to attend a meeting, such Party may designate an alternative to attend such meeting in place of the absent representative, and such alternate shall have full voting power at such meeting.

13.1.6     In addition, each Party may, at its discretion, invite non-voting employees, and, with the consent of the other Party, consultants or scientific advisors, to attend meetings of the Joint Steering Committee.

13.1.7     Decisions of the Joint Steering Committee shall be made by unanimous consent of Aventis and ImmunoGen, with each Party having one vote, through written consent, through any other mutually agreed upon affirmative electronic form of consent, or at a regularly scheduled meeting or any other meeting held for such purpose.  If the Joint Steering Committee is unable to reach unanimous agreement within ***** (*****) ***** following the date the matter was first put to a vote, then ***** have the ***** to ***** the *****.  Either Party may convene a special meeting of the Joint Steering Committee for the purpose of resolving disputes.

13.2        Chairperson of the Joint Steering Committee.  The chairperson of the Joint Steering Committee shall be a representative of ***** and shall be responsible for calling meetings of the Joint Steering Committee and for leading the meetings.

ARTICLE 14

REPRESENTATIONS, WARRANTIES AND COVENANTS

14.1        Representation of Authority; Consents.  ImmunoGen and Aventis each represent and warrant to the other Party that as of the Effective Date (a) it is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, (b) it has full right, power and authority to enter into this Agreement, (c) this Agreement has been duly executed by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms, and all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been and shall be obtained, and (d) it has the full right, power and authority to grant the licenses granted to the other under Section 7 hereof.

14.2        No Conflict.  Each Party represents to the other Party, as of the Effective Date, that the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate such Party’s corporate charter and bylaws or any requirement of applicable laws of regulations, and (b) do not and shall not in any material respect conflict with, violate or breach or constitute a default or require any consent under, any contractual obligation of such Party provided, that ImmunoGen makes no representations or warranties under this Section 14.2(b) with respect to Limited Targets and Burdened Technology, which matters are the subject to Section 14.4.

14.3        Knowledge of Pending or Threatened Litigation.  Each Party represents and warrants to the other Party that there is no claim, investigation, suit, action or proceeding pending or, to such Party’s knowledge, expressly threatened, against such Party before or by any governmental entity or arbitrator that, individually or in the aggregate, could reasonably be expected to (i) materially impair the ability of such Party to perform any obligation under this Agreement or (ii) prevent or materially delay or alter the consummation of any or all of the transactions contemplated hereby.

14.4        Disclosure of Certain Agreements.  ImmunoGen represents that ***** is true, complete and correct in all material respects.

14.5        Disclaimer of Warranty.  NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, QUALITY OR USEFULNESS OF ANY TARGET, PROGRAM ANTIBODY, LEAD ANTIBODY, EDC ANTIBODY, LICENSED PRODUCT OR COLLABORATION PRODUCT.  EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL IMMUNOGEN MATERIALS ARE PROVIDED “AS IS,” AND IMMUNOGEN MAKES NO EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, QUALITY OR USEFULNESS OF ANY IMMUNOGEN TECHNOLOGY OR IMMUNOGEN MATERIALS.  EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL AVENTIS MATERIALS ARE PROVIDED “AS IS,” AND AVENTIS MAKES NO EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, QUALITY OR USEFULNESS OF ANY AVENTIS TECHNOLOGY OR AVENTIS MATERIALS.

14.6        Additional ImmunoGen Representations, Warranties and Covenants.  ImmunoGen represents, warrants and covenants to Aventis that:

14.6.1     all Patent Rights included within the ImmunoGen Patent Rights listed on Schedule 1.50 are existing and, to its best knowledge, are not invalid or unenforceable, in whole or in part;

14.6.2     as of the Effective Date, ImmunoGen has the right to (i) use and license the ImmunoGen Intellectual Property as is necessary to fulfill its obligations under this

Agreement and to grant the licenses to Aventis pursuant to this Agreement, and (ii) except as set forth on Schedule 14.6.2, enforce all Patent Rights listed on Schedule 1.50.

14.6.3     (i) all inventors of any inventions included within the ImmunoGen Patent Rights listed on Schedule 1.50 have assigned their entire right, title and interest in and to such inventions and the corresponding Patent Rights to ImmunoGen and (ii) to the best knowledge of ImmunoGen, no Person, other than those Persons named as inventors on any patent or patent application included within such ImmunoGen Patent Rights, is an inventor of the invention(s) claimed in such patent or patent application;

14.6.4     as of the Effective Date, there are no claims, judgments or settlements against ImmunoGen pending or, to its best knowledge, threatened, seeking to invalidate the ImmunoGen Patent Rights listed on Schedule 1.50 and during the term of this Agreement, ImmunoGen shall promptly notify Aventis in writing upon learning of any actual or threatened claim, judgment or settlement with respect to the ImmunoGen Patent Rights; and

14.6.5     as of the Effective Date, to the best of its knowledge, (a) the *****, ***** or ***** the ***** as ***** will not ***** a ***** of any ***** in ***** as of the *****; provided that ***** is made as to the ***** of ***** by ***** to ***** in writing during ***** to the *****, and (b) no ***** is ***** the *****.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1        Indemnification.

15.1.1     Aventis.  Aventis agrees to defend ImmunoGen and its Affiliates at Aventis’ cost and expense, and will indemnify and hold ImmunoGen and its Affiliates and their respective directors, officers, employees and agents (the “ImmunoGen Indemnified Parties”) harmless from and against any losses, costs, damages, fees or expenses arising out of any Third Party claim relating to (i) any material breach by Aventis of any of its representations, warranties or obligations pursuant to this Agreement, (ii) the gross negligence or willful misconduct of Aventis, or (iii) injuries resulting from the development, manufacture, use, sale or other disposition by Aventis of any Product or ***** (other than as set forth in Section 15.1.2(iii) below).  In the event of any such claim against the ImmunoGen Indemnified Parties by any Third Party, ImmunoGen shall promptly notify Aventis in writing of the claim and Aventis shall manage and control, at its sole expense, the defense of the claim and its settlement.  The ImmunoGen Indemnified Parties shall cooperate with Aventis and may, at their option and expense, be represented in any such action or proceeding.  Aventis shall not be liable for any litigation costs or expenses incurred by the ImmunoGen Indemnified Parties without Aventis’ prior written authorization.  In addition, Aventis shall not be responsible for the indemnification or defense of any ImmunoGen Indemnified Party arising from any negligent or intentional acts by any ImmunoGen Indemnified Party or the breach by ImmunoGen of any obligation or warranty under this Agreement, or any claims compromised or settled without its prior written consent.

15.1.2     ImmunoGen.  ImmunoGen agrees to defend Aventis and its Affiliates at ImmunoGen’s cost, and will indemnify and hold Aventis and its Affiliates and their respective directors, officers, employees and agents (the “Aventis Indemnified Parties”) harmless from and against any losses, costs, damages, fees or expenses arising out of any Third Party claim relating to (i) any material breach by ImmunoGen of any of its representations, warranties or obligations pursuant to this Agreement, (ii) the gross negligence or willful misconduct of ImmunoGen, (iii) any act or omission by ImmunoGen in the performance of its activities under the Research Program or with respect to Co-Promoted Products or Dropped Products except those Dropped Products with respect to which Aventis has entered into a Commercialization Agreement with ImmunoGen, or (iv) Aventis’ use of Burdened Technology or Limited Targets, or any Burdened Technology Obligations, to the extent any of the foregoing were not properly disclosed by ImmunoGen to Aventis pursuant to Sections 2.2.2 and 2.8.2.  In the event of any claim against the Aventis Indemnified Parties by any Third Party, Aventis, shall promptly notify ImmunoGen in writing of the claim and ImmunoGen shall manage and control, at its sole expense, the defense of the claim and its settlement.  The Aventis Indemnified Parties shall cooperate with ImmunoGen and may, at their option and expense, be represented in any such action or proceeding.  ImmunoGen shall not be liable for any litigation costs or expenses incurred by the Aventis Indemnified Parties without ImmunoGen’s prior written authorization.  In addition, ImmunoGen shall not be responsible for the indemnification or defense of any Aventis Indemnified Party arising from any negligent or intentional acts by any Aventis Indemnified Party, or the breach by Aventis of any obligation or warranty under this Agreement, or any claims compromised or settled without its prior written consent.

15.1.3     Insurance Proceeds.  Any indemnification hereunder shall be made net of any insurance proceeds recovered by the Indemnified Party; provided, however, that if, following the payment to the Indemnified Party of any amount under this Article 15, such Indemnified Party recovers any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

15.2        Insurance.  Each Party shall use all commercially reasonable efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder.

15.2.1     Such insurance shall be in such amounts and subject to such deductibles as the Parties may agree based upon standards prevailing in the industry at the time.

15.2.2     Either Party may satisfy its obligations under this Section through self-insurance to the same extent.

15.3        Governing Law.  This Agreement shall be governed and the respective rights of the Parties determined according to the substantive laws of the State of Delaware without giving effect to any choice of law principles that would require the application of the laws of a different state.  Notwithstanding the foregoing, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patent Rights or other intellectual property rights shall be submitted to a court of competent jurisdiction in the territory in which such Patent Rights or other intellectual property rights were granted or arose.

15.4        Assignment.  Neither ImmunoGen nor Aventis may assign this Agreement in whole or in part without the consent of the other, except (subject in the case of ImmunoGen to Section 15.6) if such assignment occurs in connection with the sale or transfer (by merger or otherwise) of all or substantially all of the business and assets of ImmunoGen or Aventis to which the subject matter of this Agreement pertains, provided that the acquirer confirms to the other Party in writing its agreement to be bound by all of the terms and conditions of this Agreement.  Notwithstanding the foregoing, either Party may assign this Agreement to an Affiliate, provided that such Party shall guarantee the performance of such Affiliate.

15.5        Amendments.  This Agreement and the Exhibits and Schedules referred to in this Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all previous arrangements with respect to the subject matter hereof, whether written or oral.  The Parties acknowledge that the Exhibits and Schedules referred to in this Agreement are being simultaneously delivered by the Parties on or before the Effective Date.  Any amendment or modification to this Agreement shall be made in writing signed by both Parties.

15.6        ***** of ***** of *****.  If ***** into or ***** to ***** into a ***** which will ***** in a ***** of ***** during the ***** of this Agreement, ***** shall notify ***** of such ***** and the ***** of the ***** to such ***** and such notice may be given at any time ***** to ***** into, or ***** the ***** of, such *****.  Within ***** (*****) ***** of such notice, ***** may, at its *****, ***** to ***** in the ***** (including ***** with respect thereto) and/or ***** any then ***** and ***** of ***** pursuant to Section ***** by written notice to *****.  If ***** to ***** in the *****, the ***** pursuant to Sections ***** and ***** shall *****.  If ***** to ***** the *****, the ***** pursuant to Section ***** shall *****.  If ***** does not ***** its ***** to ***** in the ***** and/or such ***** and ***** pursuant to this Section *****, ***** shall have no ***** under this Section 15.6 with respect to the ***** in such *****, provided that such ***** is ***** or ***** to the ***** of the ***** of ***** to ***** hereunder.

15.7        Notices.  Notices to ImmunoGen shall be addressed to:

ImmunoGen, Inc.
128 Sidney Street
Cambridge, Massachusetts 02139
Attention: Chief Executive Officer
Facsimile No.: (617) 995-2510

with a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111
Attention: *****
Facsimile No.: (*****) *****

Notices to Aventis shall be addressed to:

Aventis Pharmaceuticals Inc.
Vice President, Legal Corporate Development
200 Crossing Boulevard
Bridgewater, New Jersey 08807-0890
Attention: *****
Facsimile No.: (*****) *****

with a copy to:

Morgan, Lewis & Bockius, LLP
502 Carnegie Center
Princeton, New Jersey 08540
Attention: *****
Facsimile No.: (*****) *****

Either Party may change its address to which notices shall be sent by giving notice to the other Party in the manner herein provided.  Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service, or (c) sent by facsimile transmission, in each case properly addressed in accordance with the paragraph above.  The effective date of notice shall be the actual date of receipt by the Party receiving the same.

15.8        Force Majeure.  No failure or omission by either Party in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of such Party, including, but not limited to, the following:  acts of gods; acts or omissions of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; terrorist attack and invasion; provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above mentioned causes.

15.9        Compliance with Export Regulations.  Neither Party shall export any technology licensed to it by the other Party under this Agreement except in compliance with U.S. export laws and regulations.

15.10      Public Announcements.  On the Effective Date, the Parties shall issue one or more press releases in the form attached hereto as Exhibit B, the timing of which shall be mutually agreed.  Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed upon between the Parties in advance of such announcement.  The Parties agree that any such announcement will not contain confidential business or technical information and, if disclosure of confidential business or technical information is required by law or regulation, will make commercially reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency or group.  Each Party agrees to provide to the other Party a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release.  Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any press release at least five (5) Business Days prior to the scheduled disclosure.  Each Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement.  Except as otherwise required by law, the Party whose press release has been reviewed shall remove any information the reviewing Party reasonably deems to be inappropriate for disclosure.  The contents of any such announcement or similar publicity which has been reviewed and approved by the reviewing Party can be re-released by either Party without a requirement for re-approval.  Furthermore, each Party shall give the other Party a reasonable opportunity to review all filings with the United States Securities and Exchange Commission describing the terms of this Agreement prior to submission of such filings, and shall give due consideration to any reasonable comments by the non-filing Party relating to such filing, including without limitation the provisions of this Agreement for which confidential treatment should be sought.

15.11      Independent Contractors.  It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either ImmunoGen or Aventis to act as agent for the other.  Members of the Joint Steering Committee, the Joint Research Committee, the Joint Development Committee, the U.S. Commercialization Team and any subcommittees thereof shall be, and shall remain, employees of ImmunoGen or Aventis, as the case may be.  No Party shall incur any liability for any act or failure to act by members of the Joint Steering Committee, the Joint Research Committee, the Joint Development Committee, the U.S. Commercialization Team and any subcommittees thereof who are employees of the other Party.

15.12      No Strict Construction.  This Agreement has been prepared jointly and shall not be strictly construed against either Party.

15.13      Headings.  The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

15.14      No Implied Waivers; Rights Cumulative.  No failure on the part of ImmunoGen or Aventis to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

15.15      Severability.  If any provision hereof is held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions.  In case such valid provisions cannot be agreed upon, the invalid, illegal or unenforceable of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.

15.16      Execution in Counterparts.  This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

15.17      No Third Party Beneficiaries.  No person or entity other than Aventis, ImmunoGen and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

15.18      No Consequential Damages.  NEITHER PARTY HERETO WILL BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.  NOTHING IN THIS SECTION 15.18 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY WITH RESPECT TO THIRD PARTY CLAIMS.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

IMMUNOGEN, INC.

By:
Mitchel Sayare, Ph.D.
President and Chief Executive Officer

AVENTIS PHARMACEUTICALS INC.

By:
Frank L. Douglas, M.D.
Executive Vice President
Drug Innovation & Approval Aventis Authorized Signatory

EXHIBIT A

ANNUAL RESEARCH PLAN

Exhibit B

PRESS RELEASE

[See Attached]

Corinne Hoff	Kara Smith
Aventis Global Media Relations	DI&A Communications
Tel.: +33 (0)3 88 99 19 16	Tel.: +1 908 231 4490
Corinne.Hoff@Aventis.com	Kara.Smith@Aventis.com

Aventis and ImmunoGen Sign Collaboration Agreement
to Discover, Develop, and Commercialize Novel Anti-cancer Therapeutics

Collaboration Pairs Aventis’ Strength in the Global Development and Commercialization of Novel Anti-cancer Products with ImmunoGen’s Antibody Expertise

Strasbourg, France, July 31, 2003 –  Aventis and ImmunoGen announced today the signing of a collaboration agreement to discover, develop, and commercialize novel antibody-based anti-cancer products.  The agreement combines the strength of Aventis in oncology product development and commercialization with ImmunoGen’s antibody expertise.

Aventis will acquire the worldwide commercialization rights to the new product candidates created by the collaboration as well as worldwide commercialization rights to three early-stage product candidates in ImmunoGen’s research pipeline: a potential new treatment for the blood cancer, acute myeloid leukemia; a potential new treatment for a number of solid tumors, including breast, lung and prostate cancers; and a potential new treatment for certain B-cell blood cancers including non-Hodgkin’s lymphoma.

Aventis and ImmunoGen will collaborate to create antibody-based anti-cancer products using targets provided by both companies.  Aventis is responsible for product development, manufacturing, and commercialization, and will cover all associated costs.  ImmunoGen has an option to certain co-promotion rights in the United States on a product-by-product basis.

“Fully in line with our strategy to reinforce our leadership position in oncology, this alliance provides Aventis with a foothold in the expanding field of monoclonal antibodies.  ImmunoGen’s antibody expertise, including their immunoconjugate technology, is highly complementary to our established oncology expertise.  We are very pleased to work with ImmunoGen to develop additional potential treatments to combat cancer,” said Frank L. Douglas, Executive Vice President of Drug Innovation & Approval and a member of the Management Board of Aventis.

Mitchel Sayare, Ph.D., ImmunoGen Chairman and CEO, commented, “We are delighted to enter into a collaboration with Aventis, a leading pharmaceutical company and a global powerhouse in oncology.  This partnership is an important milestone for ImmunoGen – it enables us to develop more products, faster, and at lower cost, than would be possible on our own and it provides us with a global commercialization partner for the collaboration products.  We now are able to expand our efforts in the development of naked antibody therapeutics, enhance our effector molecule program for Tumor-Activated Prodrug (TAP) immunoconjugate products, and significantly increase our product development programs overall.”

Under the terms of the agreement, ImmunoGen will receive an upfront payment of $12 million and more than $50 million in committed research funding over a three-year period.  Aventis has an option to extend the research collaboration for one to two years.  An extension of the collaboration could bring the total committed funding to ImmunoGen up to $99 million.  Additionally, for each product candidate, ImmunoGen can receive milestone payments of between $20 million and $30 million based on development and regulatory achievements as well as royalties on commercial sales.  Aventis is responsible for and pays for the manufacturing of clinical and commercial materials.  Additional financial terms were not disclosed.

Aventis is a world leader in oncology.  Its oncology product portfolio includes Taxotere®, one of the most widely used chemotherapeutics in the world.  In 2002, Taxotere sales worldwide exceeded €1 billion.

In addition to Taxotere, Aventis markets Campto® (irinotecan), a reference treatment for advanced colorectal cancer, in countries other than Japan and North America, and Anzemet® (dolasetron mesylate), a 5HT3 inhibitor for the treatment of chemotherapy induced nausea and vomiting that is marketed in North America.

Aventis also has a rich pipeline of investigational oncology compounds, including AVE-8062, a unique antivascular agent; flavopiridol, a novel cell cycle inhibitor; new taxoids, that may offer benefits over available taxanes; and the ALVAC cancer vaccines being developed through the vaccines business of Aventis.

In 2002, Aventis entered a global agreement with Genta Inc. to jointly develop and commercialize Genasense™, an antisense compound designed to decrease the synthesis of Bcl-2, a protein which prevents apoptosis.  Genasense, currently in late-stage development, may enhance the effectiveness of current anti-cancer treatments.

ImmunoGen has comprehensive capabilities in the creation of antibody-based anti-cancer therapeutics, including expertise and intellectual property related to the identification and validation of biological targets for cancer treatments, the development and humanization of monoclonal antibodies, and the creation of potent cell-killing agents designed for antibody delivery to cancer cells.  ImmunoGen’s proprietary Tumor-Activated Prodrug (TAP) technology provides the company with the flexibility to develop a product candidate as either an immunoconjugate (products that use the antibody to deliver a potent cell-killing agent to the cancer cell) or as a naked antibody (products in which the antibody alone inhibits or kills the cancer cell) depending on the target.

About Aventis

Aventis is dedicated to treating and preventing disease by discovering and developing innovative prescription drugs and human vaccines.  In 2002, Aventis generated sales of € 17.6 billion, invested € 3.1 billion in research and development and employed approximately 71,000 people in its core business.  Aventis corporate headquarters are in Strasbourg, France.  For more information, please visit: www.aventis.com

About ImmunoGen, Inc.

ImmunoGen, Inc. develops targeted anti-cancer therapeutics.  The Company has extensive expertise and intellectual property related to identification of biological targets for cancer treatments, development and humanization of monoclonal antibodies, and creation of potent cell-killing agents designed for antibody delivery to cancer cells.  The Company’s TAP technology uses tumor-targeting antibodies to deliver a highly potent, cell-killing agent specifically to cancer cells.  Two ImmunoGen-developed TAP products have begun clinical evaluation: cantuzumab mertansine and huN901-DM1/BB-10901; the latter is licensed to British Biotech in certain territories.  Several companies are developing products using TAP technology licensed from ImmunoGen: Millennium Pharmaceuticals (MLN2704), Boehringer Ingelheim (bivatuzumab mertansine), and Genentech (Trastuzumab-DM1).  For more information, visit ImmunoGen’s website at www.ImmunoGen.com.

Statements in this news release other than historical information are forward-looking statement subject to risks and uncertainties.  Actual results could differ materially depending on factors such as the availability of resources, the timing and effects of regulatory actions, the strength of competition, the outcome of litigation and the effectiveness of patent protection.  Additional information regarding risks and uncertainties is set forth in the current Annual Report on Form 20-F of Aventis on file with the Securities and Exchange Commission.

ImmunoGen Contacts:

Carol Hausner (Investors)	Peter Holmberg (Media)
Senior Director, Investor Relations and Corporate Communications	Rx Communications Group, LLC
Tel: +1 617 995 2500	Tel: +1 917 322 2164
info@ImmunoGen.com	pholmberg@rxir.com

Schedule 1.8

Approved Subcontractors

Related to Production of GMP Grade Materials

Subcontractor	Address	Service Provided
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

Research

Subcontractor	Address	Service Provided
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

Schedule 1.50

ImmunoGen Patent Rights

*****

(***** comprising ***** and their *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****						*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

***** (“*****”)

(***** of ***** using *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****				*****	*****	*****
*****	*****	*****	*****		*****				*****	*****	*****
*****	*****	*****	*****		*****				*****	*****	*****
*****	*****	*****	*****		*****				*****	*****	*****
*****	*****	*****	*****		*****				*****	*****	*****
*****	*****	*****	*****	*****	*****				*****	*****
*****	*****	*****	*****	*****	*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****
*****	*****	*****	*****		*****				*****	*****

*****

(***** for the ***** and ***** of *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

*****

(***** for the ***** of ***** of ***** and *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

*****

(***** with *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****	*****	*****				*****	*****	*****
*****	*****	*****	*****	*****	*****				*****	*****	*****

***** FOR THE ***** OF *****

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****	*****	*****				*****	*****	*****

***** COMPRISING *****

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****	*****	*****				*****	*****	*****

***** (*****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****	*****	*****				*****	*****	*****

*****

(***** of ***** and ***** of *****; *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****						*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

*****

(***** for the ***** of ***** of ***** and *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****	*****			*****	*****	*****
*****	*****	*****	*****	*****	*****				*****	*****	*****
*****	*****	*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****	*****				*****	*****	*****

***** OF *****

(***** for the ***** of ***** of ***** and *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****				*****	*****	*****
*****	*****	*****	*****	*****	*****				*****	*****	*****

*****

(***** of *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****				*****	*****	*****
*****	*****	*****	*****		*****				*****	*****	*****
*****	*****	*****	*****		*****				*****	*****	*****
*****	*****	*****	*****		*****				*****	*****	*****

*****	*****	*****	*****		*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****		*****	*****	*****
*****	*****	*****	*****		*****	*****	*****

*****

(***** and ***** for ***** using ***** and *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****	*****	*****			*****	*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****

*****

(***** comprising ***** and their *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****	*****
*****	*****	*****	*****	*****	*****			*****	*****	*****	*****

*****

(***** comprising ***** and their *****)

(***** with *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****	*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****				*****	*****	*****

*****

(***** with ***** and ***** and their ***** in the ***** of ***** for ***** of *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****				*****	*****	*****

*****

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****	*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****				*****	*****	*****

*****

(***** to ***** and *****, and ***** thereof)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****	*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****				*****	*****	*****

*****

(***** and ***** for ***** of  ***** using the *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****				*****	*****	*****

*****

(***** and ***** of using the *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****				*****	*****	*****

*****

(***** and ***** of using the *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****				*****	*****	*****

*****

(***** and ***** of using the *****)

Atty. Ref. No.	Country	Appl. No.	Filing Date	Priority Date	Patent No.	Issue Date	Expiry Date	Next Due	Entity	Assignee	Agent
*****	*****	*****	*****		*****				*****	*****	*****

Schedule 1.59

***** of *****

*****

*****

*****

*****

*****

Schedule 1.61

Description of ***** Antibody

*****; *****

*****

*****

*****

*****

*****

Schedule 1.62

***** Targets

Schedule 14.6.2

Patent *****